UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04840

The Tocqueville Trust

(Exact name of registrant as specified in charter)

The Tocqueville Trust

40 West 57th Street, 19th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Robert W. Kleinschmidt

The Tocqueville Trust

40 West 57th Street, 19th Floor

New York, NY 10019

(Name and address of agent for service)

(212) 698-0800

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2019

Date of reporting period: April 30, 2019

Item 1.	Reports to Stockholders.

The Tocqueville Trust

Mutual Funds

Semi-Annual Report

April 30, 2019

The Tocqueville Fund

The Tocqueville Opportunity Fund

The Tocqueville Gold Fund

The Tocqueville Phoenix Fund

The Tocqueville Select Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (http://tocquevillefunds.com/mutual-funds/download-information-literature-center), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-697-3863, or by enrolling at www.tocquevillefunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-697-3863 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the Fund complex if you invest directly with the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of The Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it carefully before you invest.

You are invited to visit our website @ www.tocquevillefunds.com

Chairman’s Letter

Dear Fellow Shareholder,

As of this writing, equity markets continue to focus on international trade issues and their possible impact on global growth. The interest rate panic that was behind the calendar 2018 fourth quarter sell-off has subsided, with rates falling to three-year lows, and a chastened FED vowing not to raise short-term rates any further, any time soon. The good news on rates triggered a powerful rally in equities in the first calendar quarter of 2019, but growing pessimism on trade, particularly with China, the world’s second largest economy, has brought equities down to earth more recently. Still, equities have generated solid returns in the first half of our fiscal year, as the strong U.S. economy has more than offset the trade concerns as well as the ongoing political shenanigans in our nation’s capital.

Gold prices, always a good barometer of investor confidence in government, have remained depressed, signaling greater optimism in political developments than, perhaps, our national media suggests. Record low unemployment, productivity gains, and rising wage rates, along with respectable earnings reports, are, no doubt, instrumental in this brighter outlook, and certainly of greater importance to investors than the political drama unleashed by the recent elections and the warring factions in Washington. Of course, should the latter get much worse, or the former no better, this could change over the course of the next six months, but our crystal ball is too cloudy to make that call. Rather, we think that the volatility in the markets that shows up in response to temporal issues gives our analysts and our managers an opportunity to find attractive long-term investments at attractive prices, so we welcome it. The equity markets continue, in our view, to be the preferred place to invest for the long term and the best place to preserve capital against the rapaciousness of taxes and the ongoing depreciation of currencies.

As co-investors with all of our shareholders, the portfolio managers of all our funds and I thank you for your continued support.

Sincerely,

Robert W. Kleinschmidt

Chairman

Semi-Annual Report	1

The Tocqueville Fund

Dear Fellow Shareholder,

The six-month period ended April 30, 2019 was a positive one for equity markets overall bookended by periods of volatility. Investors initially fled equity markets toward the end of calendar 2018 as concerns over the Federal Reserve’s interest rate policy, in particular, coupled with the Trump Administration’s aggressive trade policies, began to upset global commercial activity and exacerbated some signs of weakness that had been percolating since the prior spring, caused markets to doubt the growth narrative. When, in December, the Fed signaled that it might be more data dependent (and therefore dovish) in its interest rate posture and the Trump Administration reinforced the notion that trade negotiations were progressing, markets rallied strongly. Prior concerns returned to the forefront at the end of the period when it became more apparent, through heated rhetoric and additional tariffs, that, trade talks were still stuck on the crucial issues of intellectual property, technology transfers and the restructuring of the Chinese economy. Still, the more enlightened Fed policy, as well as better than feared earnings data was enough for the S&P to gain 9.76% for the period.

During the same period, the Fund returned 11.50%. All sectors were positive contributors, but the strongest sectors for the Fund were Information Technology, Consumer Staples and Industrials while the weakest were Real Estate, Energy and Utilities. The top performing individual names were Microsoft, Procter & Gamble, Applied Materials, Noble Energy and Amazon while the laggards were Apple, Haliburton, Biogen, Pioneer Natural Resources and Pfizer.

Over the past six months, we added a few new names to the portfolio. One of these was Nvidia, a manufacturer of graphics processing units (GPUs) typically used in video games but increasingly in other applications requiring rapid calculations like machine learning or autonomous vehicles. Nvidia’s shares had fallen out of favor because of concerns about a slowdown in demand for gaming equipment due to new game formats, an inventory overhang from cryptocurrencies where GPUs had been used for “mining”, and the overall China trade fears. Our view is that this slowdown is a temporary blip, that inventories will be cleared over time and that the secular trends are likely to continue indefinitely. Hence, we believed that the shares were trading at a significant discount to intrinsic value.

Another new purchase was Raytheon, the defense contractor. Raytheon’s shares had been under pressure because of concerns that defense spending would not be as favorable as expected with the Democrats winning in the mid-term elections, as well as the Trump administration proposing a budget that was less than expected. Policies of military disengagement also contributed to weakness in Defense names. Our view is that the world remains a dangerous place, that Raytheon is less vulnerable than the other large defense contractors to budget pressures and it is well positioned for the sorts of spending that is likely to be a priority for the military in the future, namely cyber security and missile technology. The business has a strong balance sheet, generates consistent returns on capital and was trading at an attractive valuation considering the overall quality of the company.

We also added United Technologies, a multi-industry conglomerate with traditionally attractive returns on capital that has seen its valuation compress because of concerns over

2	April 30, 2019

China and recent performance issues at its Pratt and Whitney aerospace division. Our view is that the pending separation into three distinct companies focused on aerospace, HVAC equipment and elevators, with a high service component brought on by investor activism, will be value enhancing as the individual businesses receive higher ratings over time.

Other positions that were added or increased include Biogen, Capital One, Constellation Brands, FedEx, Nektar Therapeutics, Noble Energy, Parker Hannifin, Schlumberger, Vulcan Materials, Walt Disney and Weyerhaeuser.

A variety of positions were reduced or eliminated during the period as they approached our valuation targets, in order to make room for an idea with a better risk reward profile, in response to a change in circumstances or to investors’ desire for liquidity. Of those sold or reduced for fundamental reasons, Goldcorp was sold following its announced merger with Newmont Mining and Boeing was reduced following the crash of two of its 737 Max jets that called into question the prospects of the 737 Max jets platform and potential related liabilities. Other sales included Apple, Automated Data Processing, Bank of New York, Brighthouse Financial, Facebook, Fluor, Halliburton, Ionis Pharmaceuticals, Johnson & Johnson, JPMorgan Chase, McDonald’s, Merck, Nektar Therapeutics, Nextera Energy and Pioneer Natural Resources.

Our view is that in spite of markets still being near their highs, equities represent the more attractive asset class relative to fixed income. The trade disputes have definitely raised questions about sustainability of global growth, but domestic corporate earnings have generally been better than expected even in the face of supply chain challenges, rising labor costs and the recovery in energy prices. If the trade situation resolves itself eventually, which we suspect it will, it will likely be a positive for equity markets, certainly for those sectors exposed to China such as technology, industrials, and agriculture, and likely bring back concerns of rates moving up to the detriment of bonds. Conversely, if the trade dispute drags on and begins more materially to impact the domestic economy, the Fed has some, but not much room to maneuver. The Fed could cut rates again, but that might give rise to concerns about credit quality and a looming recession that could weigh on both equity and fixed income investors. With rates as low as they are, rate reductions may have a limited effect, forcing the Fed to other, non-traditional, measures to prevent a recession. On balance, however, we think that is an unlikely scenario. In the meantime, while we await a resolution to these macro and geopolitical factors, we will continue to focus our efforts on looking for opportunities where quality companies get oversold and fall out of favor due to these or other temporary concerns. As long-term, value-oriented investors, it is precisely concerns such as these that give us the chance to own good companies at great prices.

Sincerely,

Robert W. Kleinschmidt Portfolio Manager	Peter Shawn Director of Research

Semi-Annual Report	3

The Tocqueville Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/09. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Total Return Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns assume the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR YEARS ENDED APRIL 30, 2019

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Fund	12.63%	12.50%	8.66%	13.17%
Standard & Poor’s 500 Total Return Stock Index	13.49%	14.87%	11.63%	15.32%

4	April 30, 2019

The Tocqueville Opportunity Fund

Dear Fellow Shareholder,

We are pleased to provide this investment overview for the first six-month period of the fiscal year 2019 for the Tocqueville Opportunity Fund. The end of this fiscal year (October 2019) will mark the ninth consecutive year of management of the Fund as a growth fund. During the six-month period ended April 30, 2019, the Fund appreciated 18.11%, and outperformed the SMID cap growth benchmark, the Russell 2500® Growth Total Return Index, which gained 11.86%.

Investors will recall that the passage of the Tax Cuts and Jobs Act of 2017 at the end of 2017 set the stage for a strong start for 2018 financial markets. But early on in 2018, the Administration adopted a serious new trade policy with regard to U.S. trading partners, with a particular focus on Chinese trade. Against a background of targeted, first round tariffs, Fed tightening, and increased evidence of slowing housing and capital investment, the broad market struggled throughout most of 2018 to recover its peak level in January, only to be done in late in the year by interest rate fears. Although the early months of 2019 have been characterized with ongoing trade concerns and the recent imposition of another round of significant tariff increases, markets have acted more sanguinely due to evidence of sustained growth in the U.S., low inflation, and a 10 year Treasury yield which closed at 2.50% on April 30, 2019, versus a peak in November 2018 at nearly 3.25%.

Over the past six months, investments in Technology, Communication Services, and Industrials provided the leading contributions to the Fund’s absolute and relative (versus the Fund’s benchmark) performances. Relative to the benchmark, Healthcare investments detracted the most; investments in Utilities, Materials, and Real Estate also provided negative attributed returns—the Fund held no investments in Real Estate or Utilities over the six months and consequently surrendered an insignificant 0.10% of relative performance—it lost 0.02% on the relative Materials investments. On the positive side, the Fund gained 8.98% of relative gains on investments in Technology, Communication Services and Industrials. The Fund had no Energy investments during the six months, adding to relative performance. On a relative basis, the top ten performers included eight Technology issues, one Internet issue and one Healthcare investment (SAGE Therapeutics); the largest detractors included Nvidia, Sarepta Therapeutics, and STAAR Surgical. Investments in Shopify, ServiceNow and Workday were the leading drivers of absolute and relative performance respectively for the Fund during the period. With a high concentration of investment in the top 100 names at nearly 87%, the Fund benefitted significantly from the fact that 21 issues gained 50% or more in price during the period; only two issues fell 50% or more—Roku (-51.8%) and Inogen (-53.95%)—insignificant at less than 0.15% of investments.

At the close of the first six months of fiscal year 2019, the Fund had maintained its largest commitments in Technology holdings. The overall allocation to Technology

Semi-Annual Report	5

investments was relatively unchanged from the start of the fiscal year on October 31, 2018. We continue to believe that certain Technology investments are benefitting from the secular shift of spending from on-premise hardware and software capital spending to hybrid- cloud, edge, and public cloud business models—enabling increased productivity, competitiveness and lower total cost of ownership. Current and future drivers of this massive, digital transformation of business models include: Artificial Intelligence, Machine Learning, 5G applications (Autonomous Driving), Natural Language Processing, etc. The Fund increased its exposure to the Industrials sector to a slightly overweight exposure from a significant underweight position when the fiscal period commenced. The Industrial sector was heavily oversold in late 2018, investments have been targeted with low/no China exposure and include holdings in: aerospace and defense, business services, distribution, and equipment. Funding for the increase in Industrials was provided by reducing Healthcare holdings—now moved to an underweight position. Investments have been tilted to Biotechnology companies with approved products, and toward Services and Specialty Medical investments. During the last election cycle (2015-2016), Healthcare investments significantly underperformed the broad markets and did not regain their beginning of election cycle price levels for two years.

The Fund benefitted from seven takeovers during the past six months after a dry spell from mid-2018—the total number of takeovers in the Fund is nearly 110 since late 2010. The current period takeovers included: Esterline, Apptio, Loxo Oncology, Ultimate Software, Spark Therapeutics, Worldpay, WellCare Health Plans, and Ingersoll-Rand. Often, Fund holdings are buyers of other existing holdings—Transdigm and Fidelity National were acquirers. The SMID capitalization and Mid-capitalization segments continue to provide the most attractive opportunities for takeovers and consolidation; a steady economy and good industrial and tax policy should encourage continued activity.

The Top 10 and Top 25 positions comprised approximately 32% and 45% of the Fund’s holdings at the end of the period. Approximately 87% of the Fund’s holdings were invested in the Top 100 positions. Smaller positions continue to serve a critical role in the Fund’s outperformance of its benchmark—providing a foothold in new, rapid expanding opportunities and minimizing risk in more binary outcome situations.

The Fund’s investments are well placed in competitively advantaged companies—many, like the Top 3 holdings—Shopify, ServiceNow and Workday—are long-term investments made years ago which have continued to execute at the highest level and drive significant excess returns. We believe that these companies are led by smart, vested, and visionary managements competing in very large and expanding markets. Substitution, innovation, obsolescence, and digital transformation represent a major threat to many legacy business models and disruption is an ever-present risk to many mature companies. We continue to seek to identify the leading, strategic opportunities while avoiding the value traps of fading companies. As always, we appreciate your continued confidence in our efforts.

Sincerely,

Thomas R. Vandeventer

Portfolio Manager

6	April 30, 2019

The Tocqueville Opportunity Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/09. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The chart and table reflect The Opportunity Fund’s performance achieved prior to the changes effected in 2010 to its investment strategy.

The Russell 2500 Growth Total Return Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Returns assume the reinvestment of all dividends

The Russell 2000 Total Return Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR YEARS ENDED APRIL 30, 2019

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Opportunity Fund	16.53%	20.84%	12.99%	15.48%
Russell 2500 Growth Total Return Index	12.02%	16.56%	11.27%	16.28%
Russell 2000 Total Return Index	4.61%	13.60%	8.63%	14.10%

Semi-Annual Report	7

The Tocqueville Gold Fund

Dear Fellow Shareholder,

During the first half of the Fund’s 2019 fiscal year—November 1st through April 30th—gold markets recovered from their mid-summer and autumn correction especially as the U.S. Federal Reserve’s posture on interest rates caused broader markets to swoon at the end of 2018. The government shutdown and ongoing China-U.S. trade war rhetoric also provided support for gold in early 2019 even as the U.S. dollar rose, and as U.S. equity markets rebounded to record levels. For the period, the Tocqueville Gold Fund rose 5.31%, while the Philadelphia Stock Exchange Gold and Silver Index increased 11.46%.

In our quarterly investment letters, we have expanded on the investment case for precious metal exposure. The main thesis being that government sponsored currencies will ultimately become debased when debt and credit become so massive that economic growth cannot effectively pay for the interest on those liabilities or even pay back the obligations that fed that growth. Because gold has been considered a standard of value throughout millennia it is a form of insurance and a hedge to the destruction of financial assets that would get swamped by enormous debt loads.

The Fund invests not only in gold bullion but also in precious metal mining companies that create value in ways that are not solely dependent on rising metal prices. We are constantly monitoring activities and developments in the global precious metals sector for underappreciated value creation opportunities. Those investment opportunities present themselves through the potential for geologic discovery, as well as in mine development and/or through improved efficiencies brought on by production enhancement projects. Corporate strategies can also create compelling investment situations whether it is through financial structuring or mergers, acquisitions and joint ventures. Exposure to various stages of resource development and mining activity allows the Fund to diversify risk while also capturing different elements of value enhancement.

Approximately 72% of the Fund’s assets are gold mining equities focused on gold discovery, mine project development or production, while approximately 13% of the Fund is exposed to silver mining stocks. Silver has numerous industrial applications but is also considered a monetary metal similar to gold. Often the metals appear together, and mining companies will mine both to improve margins, but companies where the majority of the revenues come from silver production are considered silver mining companies. Generally, silver mining companies have greater leverage to the movement in metal prices.

The largest single position in the Fund is the 97,849 ounces of gold bullion that makes up about 15% of the Fund’s assets. That gold is stored outside the financial system in a secure vault that is monitored and audited on a regular basis. The Fund’s direct ownership and exposure to physical gold helped reduce the Fund’s volatility during the period. In order to maintain the 15% exposure on gold bullion, approximately

8	April 30, 2019

21,000 ounces were sold during the reporting period. The Fund’s gold bullion position was the largest contributor to positive performance during the first half of the year.

The precious metal stocks that contributed the most to performance during the period included Mag Silver Corp., Wheaton Precious Metals Corp., Detour Gold Corporation, and Franco-Nevada Corporation. After some delays, Mag Silver received the go ahead for its mine development project with joint venture partner, Fresnillo, which was well received by the market. Wheaton Precious Metals received a favorable court decision regarding its tax status in Canada that had been overhanging the stock for an extended period. Detour Gold Corporation was re-rated by the broader market as it restructured its board of directors in response to investor activism. Franco-Nevada Corporation benefitted from the royalty model it has applied to the oil and gas sector.

Corvus Gold Inc., Pan American Silver Corp., Jaguar Mining Inc., IAMGOLD Corporation, and Gold Standard Ventures Corp. corrected during the period, which dampened the Fund’s performance. In the case of Corvus Gold, Pan American and Gold Standard Ventures, those three stocks corrected from a period of outperformance during calendar 2018. Jaguar Mining and IAMGOLD experienced mining challenges at their underground mines which delayed some mining activity and will result in less gold production this year than what was originally expected.

Several positions were eliminated because they were either fully valued or presented limited value creation opportunities, such as Barrick Gold which became fully valued after it closed its merger with Randgold. The GoGold position was eliminated because of its limited options for value creation. GoldCorp was also sold during the period as its stock fully reflected the value of the Newmont bid for the company.

New names added during the period included Wesdome Gold Mines Ltd. and AngloGold Ashanti Limited. Wesdome has identified gold ore zones at its operating Eagle River mine which should extend the mine-life of that operation and which will also provide the capital from its operating cash flow to restart Wesdome’s idled Kiena mine complex where high-grade ore zones are also being discovered. AngloGold Ashanti had been undervalued by the market, but new management has been successfully restructuring the company to improve its geographic and operating risk exposure.

Currently, precious metals and related mining stocks have consolidated into a relatively narrow trading range and appear poised to breakout to higher levels as they await direction from the broader markets. For the remainder of 2019, we expect the U.S. Federal Reserve to keep interest rates low with a bias to lowering them while market volatility is likely to intensify along with the trade war. Low interest rates and continued volatility should be constructive for precious metal markets.

Over the past ten years, the spring and early summer months have tended to be favorable periods to increase exposure to precious metals and the related mining stocks. With the recent consolidation of the gold price below $1,300 per ounce and the ultra-cheap valuations in the gold mining sector, the coming months should present a similar opportunity.

Semi-Annual Report	9

Sincerely,

John C. Hathaway	Douglas B. Groh	Ryan McIntyre
Portfolio Manager	Portfolio Manager	Portfolio Manager

10	April 30, 2019

The Tocqueville Gold Fund—Investor Class

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/09. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

In 2009, 2010, and 2016 the performance of The Tocqueville Gold Fund—Investor Class was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The Philadelphia Stock Exchange Gold and Silver Index is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. Returns include the reinvestment of all dividends.

The Standard & Poor’s 500 Total Return Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR YEARS ENDED APRIL 30, 2019

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Gold Fund—Investor Class	-12.34%	-8.55%	-4.94%	-0.52%
Philadelphia Stock Exchange Gold and Silver Index	-11.41%	-7.81%	-4.25%	-4.00%
Standard & Poor’s 500 Total Return Stock Index	13.49%	14.87%	11.63%	15.32%

Semi-Annual Report	11

The Tocqueville Gold Fund—Institutional Class

(Unaudited)

This chart assumes an initial gross investment of $1,000,000 made on 4/8/19 (commencement of operations for Institutional Class). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

The Philadelphia Stock Exchange Gold and Silver Index is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. Returns include the reinvestment of all dividends.

The Standard & Poor’s 500 Total Return Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends.

TOTAL RETURN (%)

FOR PERIOD ENDED APRIL 30, 2019

Since Inception (April 8, 2019)
The Tocqueville Gold Fund—Institutional Class	-6.60%
Philadelphia Stock Exchange Gold and Silver Index	-8.31%
Standard & Poor’s 500 Total Return Stock Index	1.81%

12	April 30, 2019

The Tocqueville Phoenix Fund

Dear Fellow Shareholder,

For the six months ended April 30, 2019, the Fund’s net asset value increased 11.00% versus an increase of 6.06% for the Russell 2000 Index (“Russell 2000”) and an increase of 9.76% for the Standard & Poor’s 500 Index (“S&P 500”), each on a total return basis. Owing to the smaller average market capitalization of companies in the Russell 2000, we view it as the more appropriately comparative index to the Fund. The Fund’s net asset value as of April 30, 2019 was $20.89 per share. The net asset value amounted to $208,763,744 of which 89.4% was invested in equities, and the balance in cash and equivalents.

Domestic equities posted solid returns for the six-month period, but the path toward realizing those returns was not without its challenges, particularly during the first couple of months of the period. While indices eked out gains in November 2018 thanks to a late month rally, trading for the bulk of the month was bearish, in particular among the so-called FAANG stocks, which entered bear market territory. And then came December 2018, when a convergence of negative news drove market declines of historic proportions and the return of hyper-volatility. During the month of December, the Russell 2000 dropped 11.9% and was down 10.5% through the two months ended December 31, 2018. U.S. stocks then rebounded meaningfully in the first calendar quarter of 2019. President Trump delayed an anticipated increase in tariffs on Chinese imports and markets rallied on hopes that a resolution to the U.S./China trade war may be more likely. A deceleration in the rate of growth of the U.S. economy prompted the Federal Reserve Board to delay any incremental rate hikes for the time being, further encouraging investors. Lastly, fourth quarter earnings reports were generally in-line or slightly better than expected, which also seemed to embolden market bulls despite the more cautious forward outlook issued by a number of companies.

Despite continued headwinds from the market’s predilection for growth and scale, we outperformed for the six-month period. As we mentioned in the 2018 Annual Report, when markets are in opposition to our investment approach, stock picking is critical to success, and our stock selection contributed favorably to our relative performance for this six-month period. As we have also written in the past, sector allocation is a by-product of our bottom-up investment process. Nonetheless, our inadvertent sector weightings also added to our relative return for the period, as we were overweight (and outperformed) the strongest sector within the Russell 2000, Information Technology, which contributed about 540 basis points to our absolute return and 230 basis points to our performance relative to the Russell 2000. We also had relatively little exposure to both Energy and Healthcare, both of which were particularly weak during the period, which also benefited our relative performance.

Semi-Annual Report	13

For the entire six-month period, our top contributor was US Concrete Inc., which rose steadily off its lows on an improved outlook for 2019, as well as hopes for an expanded infrastructure budget out of the Washington D.C. Flex Ltd., Fabrinet, Tegna Inc. and Lumentum Holdings, were also among our top performing holdings, with each adding about 100 basis points to performance.

In contrast, Cars.com, PolyOne Corporation and Greenbrier Companies Inc. were the largest detractors to our performance. Cars surprised investors to the downside with mediocre guidance for 2019 and while their strategic review remains ongoing, the protracted process has likely dampened some enthusiasm that a takeout is likely. PolyOne’s shares traded off after the company reported earnings that were in line with expectations but warned of a slowdown in their end markets and cautioned on the potential impact of tariffs to their business. Greenbrier, which we ultimately exited during the period, weakened as investors became more concerned about its ability to meet expectations for 2019, as its guidance relies on an exceptionally strong second half of the year.

We opportunistically put capital to work following December’s correction, and we added a number of new positions to the portfolio during the six-month period, the largest of which included Loews Corporation, Louisiana Pacific Corporation, Stanley Black & Decker Inc, and Tile Shop Holdings Inc. The largest portfolio deletions included Ducommun Incorporated, Electronics for Imaging Inc. (which announced it was being acquired), Hanesbrands Inc, and Minerals Technologies.

Sincerely,

J. Dennis Delafield	Joshua Kaufthal	James Maxwell
Portfolio Manager	Portfolio Manager	Portfolio Manager

14	April 30, 2019

The Tocqueville Phoenix Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/09. On February 15, 2019, The Delafield Fund’s name changed to The Tocqueville Phoenix Fund. Since the Tocqueville Phoenix Fund did not commence operations until 9/28/09, returns prior to that date are those of the Predecessor Fund. The Tocqueville Phoenix Fund assumed the net asset value and performance history of the Predecessor Fund (See Footnote 1 to the Financial Statements). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Russell 2000 Total Return Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 10% of the total market capitalization of the Russell 3000 Index. Returns include the reinvestment of all dividends.

The Standard & Poor’s 500 Total Return Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR YEARS ENDED APRIL 30, 2019

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Phoenix Fund*	3.23%	7.05%	0.43%	9.97%
Russell 2000 Total Return Index	4.61%	13.60%	8.63%	14.10%
Standard & Poor’s 500 Total Return Stock Index	13.49%	14.87%	11.63%	15.32%
*	Prior to February 15, 2019, the Fund’s name was The Delafield Fund.

Semi-Annual Report	15

The Tocqueville Select Fund

Dear Fellow Shareholder,

For the six months ended April 30, 2019, the Fund’s net asset value increased 11.19% versus increases of 8.76% for the Russell 2500 Index (“Russell 2500”) and 6.06% for the Russell 2000 Index (“Russell 2000”), each on a total return basis. The Fund’s net asset value as of April 30, 2019 was $12.12 per share. The net asset value amounted to $40,313,535 of which 93.6% was invested in equities, and the balance in cash and equivalents.

Domestic equities managed to put up solid returns for the six-month period, but not without a good bit of volatility intra-period. While indices eked out gains in November 2018 thanks to a late month rally, trading for the bulk of the month was bearish, in particular among the so-called FAANG stocks, which entered bear market territory. And then came December 2018, when a convergence of negative news drove market declines of historic proportions and the return of hyper-volatility. During the month of December, the Russell 2500 dropped nearly 11% and was down roughly 9.3% through the two months ended December 31, 2018. U.S. stocks then rebounded meaningfully in the first calendar quarter of 2019. President Trump delayed an anticipated increase in tariffs on Chinese imports and markets rallied on hopes that a resolution to the U.S./China trade war may be more likely. A deceleration in the rate of growth in the U.S. economy prompted the Federal Reserve Board to delay any incremental rate hikes for the time being, further encouraging investors. Lastly, fourth quarter earnings reports were generally in-line or slightly better than expected, which also seemed to embolden market bulls despite the more cautious forward outlook issued by a number of companies.

As we have discussed in the past, stock picking is critical to our success, in particular during times such as these, when our value strategy is in opposition to the market’s preference. Stock selection did contribute favorably to our relative performance for this six-month period, with the selection effect representing roughly one third of our relative outperformance for the period. Sector allocation also added to our relative return for the period, although inadvertently, as sector weighting has always been a by-product of our bottom-up investment process. During the period we were overweight (and outperformed) the strongest sector within the Russell 2500, Information Technology, which contributed about 800 basis points to our absolute return. Our relative lack of exposure to Energy also benefited our relative performance, as it was the weakest sector in the Russell 2500.

Not surprisingly given our aforementioned strength in Information Technology during the period, three of our top four contributors came from within that sector, including Epam Systems Inc., Fabrinet and Flex Lt. In contrast, Tile Shop Holdings, Harsco and Cars.com were the largest detractors to our performance.

16	April 30, 2019

We added a number of new positions to the portfolio during the period, including Cross Country Healthcare Inc, PVH Corp and Solaris Oilfield Infrastructure Inc. We also exited four investments, Apogee Enterprises Inc, Gentex Corp., Minerals Technologies Inc, and Trueblue Inc.

Sincerely,

J. Dennis Delafield	Joshua Kaufthal
Portfolio Manager	Portfolio Manager

Donald Wang	James Maxwell
Portfolio Manager	Portfolio Manager

Semi-Annual Report	17

The Tocqueville Select Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/09. Since The Tocqueville Select Fund did not commence operations until 9/28/09, returns from the period from September 29, 2008 to September 27, 2009 are those of the Class Y Shares of the Predecessor Fund (See Footnote 1 to the Financial Statements). Prior to that period, returns shown are those of a limited partnership managed by the adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

In 2013 the performance of The Tocqueville Select Fund was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The Russell 2500 Total Return Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Returns include the reinvestment of all dividends.

The Russell 2000 Total Return Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR YEARS ENDED APRIL 30, 2019

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Select Fund	6.32%	4.83%	1.78%	10.87%
Russell 2500 Total Return Index	7.89%	13.31%	9.04%	14.97%
Russell 2000 Total Return Index	4.61%	13.60%	8.63%	14.10%

18	April 30, 2019

Expense Example—April 30, 2019 (Unaudited)

As a shareholder of The Tocqueville Trust (the “Funds”), you incur ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (November 1, 2018-April 30, 2019). For The Toqueville Gold Fund—Institutional Class, the example is based on an investment of $1,000 invested on April 8, 2019, the commencement of operations and held through April 30, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semi-Annual Report	19

Expense Example Tables (Unaudited)

The Tocqueville Fund

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period* November 1, 2018 - April 30, 2019
Actual	$1,000.00	$1,115.00	$6.56
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26

*

Expenses are equal to the Fund’s annualized six-month expense ratio (including interest expense) of 1.25% for The Tocqueville Fund, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

The Tocqueville Opportunity Fund

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period* November 1, 2018 - April 30, 2019
Actual	$1,000.00	$1,181.10	$6.81
Hypothetical (5% return before expenses)	1,000.00	1,018.55	6.31

*

Expenses are equal to the Fund’s annualized six-month expense ratio (including interest expense) of 1.26% for The Tocqueville Opportunity Fund, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

The Tocqueville Gold Fund—Investor Class

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period* November 1, 2018 - April 30, 2019
Actual	$1,000.00	$1,053.10	$7.58
Hypothetical (5% return before expenses)	1,000.00	1,017.41	7.45

*

Expenses are equal to the Fund’s annualized six-month expense ratio (including interest expense) of 1.49% for The Tocqueville Gold Fund Investor Class, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

The Tocqueville Gold Fund—Institutional Class

	Beginning Account Value April 8, 2019	Ending Account Value April 30, 2019	Expenses Paid During Period* April 8, 2019 - April 30, 2019
Actual	$1,000.00	$934.00	$0.78
Hypothetical (5% return before expenses)	1,000.00	1,018.20	6.66

*

Actual expenses are equal to the Fund’s annualized six-month expense ratio of 1.33% for The Tocqueville Gold Fund Institutional Class multiplied by the average value over the period, multiplied by 22/365 to reflect the period. Hypothetical expenses are equal to the Fund’s annualized six-month expense ratio of 1.33% for The Tocqueville Gold Fund Institutional Class multiplied by the average value over the period, multiplied by 181/365 for comparison purposes.

20	April 30, 2019

The Tocqueville Phoenix Fund

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period* November 1, 2018 - April 30, 2019
Actual	$1,000.00	$1,110.00	$6.54
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26

*

Expenses are equal to the Fund’s annualized six-month expense ratio of 1.25% for The Tocqueville Phoenix Fund, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

The Tocqueville Select Fund

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period* November 1, 2018 - April 30, 2019
Actual	$1,000.00	$1,111.90	$6.55
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26

*

Expenses are equal to the Fund’s annualized six-month expense ratio of 1.25% for The Tocqueville Select Fund, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semi-Annual Report	21

The Tocqueville Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2019	Years Ended October 31,
		2018	2017		2016		2015	2014
	(Unaudited)
Net asset value, beginning of period	$35.84	$38.60	$33.72		$32.91		$34.18	$30.67

Operations:
Net investment income (1)	0.22	0.35	0.37		0.42		0.37	0.28
Net realized and unrealized gain (loss)	3.55	0.45	6.40		1.07		(0.19)	3.78

Total from investment operations *	3.77	0.80	6.77		1.49		0.18	4.06

Distributions to shareholders:
Dividends from net investment income	(0.34)	(0.33)	(0.39)		(0.35)		(0.25)	(0.30)
Distributions from net realized gains	(2.59)	(3.23)	(1.50)		(0.33)		(1.20)	(0.25)

Total distributions	(2.93)	(3.56)	(1.89)		(0.68)		(1.45)	(0.55)

Change in net asset value for the period	0.84	(2.76)	4.88		0.81		(1.27)	3.51

Net asset value, end of period	$36.68	$35.84	$38.60		$33.72		$32.91	$34.18

* Includes redemption fees per share of	N/A	N/A	N/A		N/A		0.00 (2)	0.00 (2)
Total Return	11.5%	2.0%	20.9%		4.6%		0.5%	13.4%
Ratios/supplemental data
Net assets, end of period (000)	$281,790	$272,043	$293,637		$283,126		$309,267	$380,561
Ratio to average net assets:
Expenses before waiver/reimbursement	1.29%	1.26%	1.27%		1.27%		1.29%	1.25%
Expenses after waiver/reimbursement	1.25%	1.25%	1.26	%(3)	1.24	%(3)	1.25%	1.24%
Net investment income before waiver/reimbursement	1.19%	0.91%	0.97%		1.18%		0.91%	0.84%
Net investment income after waiver/reimbursement	1.23%	0.92%	0.98%		1.21%		0.95%	0.85%
Portfolio turnover rate	9%	19%	10%		12%		15%	19%

(1)	Net investment income per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.
(3)	Includes 0.01% of interest expense which is not included in the Fund’s operating expense cap.

The Accompanying Notes are an Integral Part of these Financial Statements.

22	April 30, 2019

The Tocqueville Opportunity Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2019		Years Ended October 31,
			2018		2017		2016	2015	2014
	(Unaudited)
Net asset value, beginning of period	$26.60		$26.12		$19.14		$21.41	$22.78	$21.29

Operations:
Net investment loss (1)	(0.11)		(0.29)		(0.37)		(0.29)	(0.15)	(0.22)
Net realized and unrealized gain (loss)	4.39		1.63		7.35		(1.98)	1.98	2.80

Total from investment operations *	4.28		1.34		6.98		(2.27)	1.83	2.58

Distributions to shareholders:
Dividends from net investment income	—		—		—		—	—	—
Distributions from net realized gains	(2.49)		(0.86)		—		—	(3.20)	(1.09)

Total distributions	(2.49)		(0.86)		—		—	(3.20)	(1.09)

Change in net asset value for the period	1.79		0.48		6.98		(2.27)	(1.37)	1.49

Net asset value, end of period	$28.39		$26.60		$26.12		$19.14	$21.41	$22.78

* Includes redemption fees per share of	N/A		N/A		N/A		N/A	0.00 (2)	0.00 (2)
Total Return	18.1%		5.3%		36.5%		-10.6%	9.1%	12.6%
Ratios/supplemental data
Net assets, end of period (000)	$93,986		$82,106		$77,773		$92,958	$153,456	$80,324
Ratio to average net assets:
Expenses before waiver/reimbursement	1.40%		1.33%		1.38%		1.38%	1.31%	1.30%
Expenses after waiver/reimbursement	1.26	%(3)	1.26	%(3)	1.30	%(3)(4)	1.38%	1.31%	1.30%
Net investment income before waiver/reimbursement	(1.18)%		(1.13)%		(1.05)%		(0.94)%	(0.95)%	(0.90)%
Net investment income after waiver/reimbursement	(1.04)%		(1.06)%		(0.97	)%(4)	(0.94)%	(0.95)%	(0.90)%
Portfolio turnover rate	93%		151%		133%		108%	101%	92%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.
(3)

Includes interest expense of 0.01% for the six months ended April 30, 2019, 0.01% for the year ended October 31, 2018 and 0.05% for the year ended October 31, 2017. Interest expense is not included in the Fund’s operating expense cap.

(4)	Expense waiver of 1.25% was implemented on November 1, 2016.

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	23

The Tocqueville Gold Fund—Investor Class

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2019	Years Ended October 31,
		2018	2017	2016	2015	2014
	(Unaudited)
Net asset value, beginning of period	$29.01	$35.64	$39.32	$26.04	$30.38	$38.01

Operations:
Net investment loss (1)	(0.16)	(0.38)	(0.39)	(0.33)	(0.27)	(0.08)
Net realized and unrealized gain (loss)	1.70	(6.25)	(3.29)	13.61	(4.07)	(7.55)

Total from investment operations *	1.54	(6.63)	(3.68)	13.28	(4.34)	(7.63)

Distributions to shareholders:
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	—	—

Total distributions	—	—	—	—	—	—

Change in net asset value for the period	1.54	(6.63)	(3.68)	13.28	(4.34)	(7.63)

Net asset value, end of period	$30.55	$29.01	$35.64	$39.32	$26.04	$30.38

* Includes redemption fees per share of	0.01	0.00 (2)	0.01	0.01	0.01	0.02
Total Return	5.3%	-18.6%	-9.4%	51.0%	-14.3%	-20.1%
Ratios/supplemental data
Net assets, end of period (000)	$835,981	$859,394	$1,153,287	$1,365,282	$947,367	$1,138,557
Ratio to average net assets:
Expense	1.49%	1.42%	1.38%	1.39%	1.43%	1.36%
Net investment loss	(0.73)%	(0.88)%	(0.95)%	(0.91)%	(0.84)%	(0.78)%
Portfolio turnover rate	9%	9%	14%	15%	11%	10%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.

The Accompanying Notes are an Integral Part of these Financial Statements.

24	April 30, 2019

The Tocqueville Gold Fund—Institutional Class

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	April 8, 2019(1) through April 30, 2019
(Unaudited)
Net asset value, beginning of period (1)	$32.73

Operations:
Net investment income (2)	0.00 (3)
Net realized and unrealized loss	(2.16)

Total from investment operations *	(2.16)

Distributions to shareholders:
Dividends from net investment income	—
Distributions from net realized gains	—

Total distributions	—

Change in net asset value for the period	(2.16)

Net asset value, end of period	$30.57

* Includes redemption fees per share of
Total Return	-6.6%
Ratios/supplemental data
Net assets, end of period (000)	$20
Ratio to average net assets:
Expense	1.33%
Net investment loss	0.90%
Portfolio turnover rate	9%

(1)	Institutional Class shares commenced operations on April 8, 2019.
(2)	Net investment income per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Represents less than $0.01.

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	25

The Tocqueville Phoenix Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2019	Years Ended October 31,
		2018	2017		2016	2015	2014
	(Unaudited)
Net asset value, beginning of period	$20.20	$26.40	$26.47		$28.64	$36.40	$37.13

Operations:
Net investment loss (1)	(0.01)	(0.14)	(0.15)		(0.15)	(0.14)	(0.10)
Net realized and unrealized gain (loss)	2.05	(2.27)	4.91		0.78	(3.99)	0.70

Total from investment operations *	2.04	(2.41)	4.76		0.63	(4.13)	0.60

Distributions to shareholders:
Dividends from net investment income	0.00 (2)	—	—		—	—	—
Distributions from net realized gains	(1.35)	(3.79)	(4.83)		(2.80)	(3.63)	(1.33)

Total distributions	(1.35)	(3.79)	(4.83)		(2.80)	(3.63)	(1.33)

Change in net asset value for the period	0.69	(6.20)	(0.07)		(2.17)	(7.76)	(0.73)

Net asset value, end of period	$20.89	$20.20	$26.40		$26.47	$28.64	$36.40

* Includes redemption fees per share of	N/A	N/A	N/A		N/A	0.00 (2)	0.00 (2)
Total Return	11.0%	(10.6)%	19.0%		3.3%	(12.3)%	1.6%
Ratios/supplemental data
Net assets, end of period (000)	$208,764	$237,119	$373,353		$400,827	$674,525	$1,475,139
Ratio to average net assets:
Expenses before waiver/reimbursement	1.40%	1.32%	1.31%		1.29%	1.25%	1.21%
Expenses after waiver/reimbursement	1.25%	1.25%	1.25	%(3)	1.29%	1.25%	1.21%
Net investment income before waiver/reimbursement	(0.23)%	(0.55)%	(0.55)%		(0.33)%	(0.15)%	(0.24)%
Net investment income after waiver/reimbursement	(0.08)%	(0.48)%	(0.49	)%(3)	(0.33)%	(0.15)%	(0.24)%
Portfolio turnover rate	23%	40%	36%		39%	19%	34%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.
(3)	Expense waiver of 1.25% was implemented on November 1, 2016.

The Accompanying Notes are an Integral Part of these Financial Statements.

26	April 30, 2019

The Tocqueville Select Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2019	Years Ended October 31,
		2018	2017		2016	2015	2014
	(Unaudited)
Net asset value, beginning of period	$10.90	$11.87	$11.43		$12.08	$14.90	$15.57

Operations:
Net investment loss (1)	(0.01)	(0.05)	(0.06)		(0.07)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	1.23	(0.70)	1.12		(0.18)	(1.00)	0.94

Total from investment operations *	1.22	(0.75)	1.06		(0.25)	(1.08)	0.87

Distributions to shareholders:
Dividends from net investment income	—	—	—		—	—	—
Distributions from net realized gains	—	(0.22)	(0.62)		(0.40)	(1.74)	(1.54)

Total distributions	—	(0.22)	(0.62)		(0.40)	(1.74)	(1.54)

Change in net asset value for the period	1.22	(0.97)	0.44		(0.65)	(2.82)	(0.67)

Net asset value, end of period	$12.12	$10.90	$11.87		$11.43	$12.08	$14.90

* Includes redemption fees per share of	N/A	N/A	N/A		N/A	0.00 (2)	0.00 (2)
Total Return	11.2%	(6.4)%	8.9%		(1.9)%	(8.0)%	6.1%
Ratios/supplemental data
Net assets, end of period (000)	$40,314	$39,225	$49,453		$63,812	$81,813	$108,060
Ratio to average net assets:
Expenses before waiver/reimbursement	1.44%	1.37%	1.37%		1.37%	1.36%	1.32%
Expenses after waiver/reimbursement	1.25%	1.25%	1.25	%(3)	1.37%	1.36%	1.32%
Net investment income before waiver/reimbursement	(0.34)%	(0.50)%	(0.47)%		(0.45)%	(0.52)%	(0.50)%
Net investment income after waiver/reimbursement	(0.15)%	(0.38)%	(0.35	)%(3)	(0.45)%	(0.52)%	(0.50)%
Portfolio turnover rate	15%	27%	24%		32%	43%	32%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.
(3)	Expense waiver of 1.25% was implemented on November 1, 2016.

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	27

The Tocqueville Fund

Schedule of Investments as of April 30, 2019

(Unaudited)

Common Stocks—96.2%	Shares	Value
Automobiles & Components—1.3%
Ford Motor Co.	350,000	$3,657,500
Banks—1.1%
Bank of America Corp.	100,000	3,058,000
Capital Goods—8.5%
Arconic, Inc.	175,000	3,759,000
Caterpillar, Inc.	25,000	3,485,500
Illinois Tool Works, Inc.	40,000	6,225,200
Parker-Hannifin Corp.	15,000	2,716,200
Raytheon Co.	10,000	1,775,900
The Boeing Co.	10,000	3,776,900
United Technologies Corp.	15,000	2,139,150
		23,877,850
Commercial & Professional Services—1.2%
Steelcase, Inc.—Class A	200,000	3,458,000
Consumer Services—2.1%
McDonald’s Corp.	30,000	5,927,100
Diversified Financials—2.6%
Capital One Financial Corp.	25,000	2,320,750
The Bank of New York Mellon Corp.	100,000	4,966,000
		7,286,750
Energy—6.7%
Exxon Mobil Corp.	100,000	8,028,000
Noble Energy, Inc.	200,000	5,412,000
Schlumberger Ltd.(a)	125,000	5,335,000
		18,775,000
Food & Staples Retailing—3.3%
Walmart, Inc.	90,000	9,255,600
Food, Beverage & Tobacco—4.7%
Campbell Soup Co.	100,000	3,869,000
Constellation Brands, Inc.—Class A	10,000	2,116,700
The Coca-Cola Co.	150,000	7,359,000
		13,344,700
Health Care Equipment & Services—1.4%
Abbott Laboratories	50,000	3,978,000
Household & Personal Products—6.4%
Colgate-Palmolive Co.	100,000	7,279,000
The Procter & Gamble Co.	100,000	$10,648,000
		17,927,000
Insurance—2.6%
Aflac, Inc.	100,000	5,038,000
MetLife, Inc.	50,000	2,306,500
		7,344,500
Materials—7.2%
BHP Group Ltd.—ADR(a)	50,000	2,647,500
Dow, Inc.(b)	33,333	1,890,981
DowDuPont, Inc.	100,000	3,845,000
Nutrien Ltd.(a)	40,000	2,167,200
Sonoco Products Co.	75,000	4,729,500
Vulcan Materials Co.	40,000	5,044,400
		20,324,581
Media & Entertainment—7.1%
Alphabet, Inc.—Class A(b)	7,000	8,392,720
Facebook, Inc.—Class A(b)	25,000	4,835,000
The Walt Disney Co.	50,000	6,848,500
		20,076,220
Pharmaceuticals, Biotechnology & Life Sciences—9.8%
Biogen, Inc.(b)	12,500	2,865,500
Ionis Pharmaceuticals, Inc.(b)	40,000	2,973,200
Johnson & Johnson	40,000	5,648,000
Merck & Co., Inc.	100,000	7,871,000
Pfizer, Inc.	200,000	8,122,000
		27,479,700
Retailing—3.4%
Amazon.com, Inc.(b)	5,000	9,632,600
Semiconductors & Semiconductor Equipment—7.6%
Applied Materials, Inc.	150,000	6,610,500
Intel Corp.	150,000	7,656,000
NVIDIA Corp.	15,000	2,715,000
QUALCOMM, Inc.	50,000	4,306,500
		21,288,000
Software & Services—7.6%
Automatic Data Processing, Inc.	50,000	8,219,500

The Accompanying Footnotes are an Integral Part of these Financial Statements.

28	April 30, 2019

The Tocqueville Fund

Schedule of Investments as of April 30, 2019

(Unaudited)

Common Stocks—96.2%	Shares	Value
Microsoft Corp.	100,000	$13,060,000
		21,279,500
Technology Hardware & Equipment—2.8%
Apple, Inc.	40,000	8,026,800
Bio-key International, Inc.(b)(c)(d) (Originally acquired 09/16/05, Cost $0)	1,963	—
		8,026,800
Telecommunication Services—2.0%
Verizon Communications, Inc.	100,000	5,719,000
Transportation—3.4%
Delta Air Lines, Inc.	100,000	5,829,000
FedEx Corp.	10,000	1,894,600
Kansas City Southern	15,000	1,847,100
		9,570,700
Utilities—3.4%
NextEra Energy, Inc.	50,000	9,722,000
Total Common Stocks (Cost $133,055,425)		271,009,101
Preferred Stock—0.0%
Health Care Equipment & Supplies—0.0%
Velico Medical, Inc.(b)(c)(d) (Originally acquired 10/13/16, Cost $0)	400,000	1,600
Total Preferred Stock (Cost $0)		1,600
Real Estate Investment Trust (REIT)—2.4%
Real Estate—2.4%
Weyerhaeuser Co.	250,000	6,700,000
Total Real Estate Investment Trust (Cost $4,725,263)		6,700,000
Exchange-Traded Fund (ETF)—1.0%
Metals and Mining—1.0%
SPDR S&P Metals & Mining ETF	100,000	2,883,000
Total Exchange-Traded Fund (Cost $1,495,845)		2,883,000
Short-Term Investment—0.0%	Shares	Value
Money Market Fund—0.0%
STIT-Treasury Portfolio—Institutional Class, 2.319%(e)	472	$472
Total Short-Term Investment (Cost $472)		472
Total Investments (Cost $139,277,005)—99.6%		280,594,173
Other Assets in Excess of Liabilities—0.4%		1,196,093
Total Net Assets—100.0%		$281,790,266

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Foreign issued Security. Foreign Concentration (including ADR’s) was as follows: Australia 0.9%; Canada 0.8%; Curacao 1.9%.
(b)	Non-income producing security.
(c)	Denotes a security that is either fully or partially restricted to resale. The aggregate value of restricted securities as of April 30, 2019 was $1,600 which represented 0.0% of net assets.
(d)

Security is fair valued using procedures approved by the Board of Trustees which includes significant unobservable inputs and is deemed a Level 3 security. See Footnote 2. The aggregate value of fair value securities as of April 30, 2019 was $1,600 which represented 0.0% of net assets.

(e)	Rate listed is the 7-day effective yield.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	29

The Tocqueville Opportunity Fund

Schedule of Investments as of April 30, 2019

(Unaudited)

Common Stocks—99.1%	Shares	Value
Automobiles & Components—0.0%
Delphi Technologies PLC(a)	1	$22
Capital Goods—13.3%
Allison Transmission Holdings, Inc.	1,000	46,860
AMETEK, Inc.	4,000	352,680
AO Smith Corp.	5,500	289,135
Cummins, Inc.	1,400	232,806
Emerson Electric Co.	4,000	283,960
Fastenal Co.	6,000	423,300
Fortive Corp.	7,500	647,550
Gardner Denver Holdings, Inc.(b)	4,500	151,875
Graco, Inc.	5,000	256,250
Harris Corp.	4,500	758,250
HD Supply Holdings, Inc.(b)	4,000	182,760
HEICO Corp.	3,843	405,552
Hexcel Corp.	2,000	141,420
Honeywell International, Inc.	4,000	694,520
Hubbell, Inc.	2,500	319,000
Huntington Ingalls Industries, Inc.	1,000	222,580
IDEX Corp.	2,500	391,650
Ingersoll-Rand PLC(a)	4,500	551,745
Lennox International, Inc.	1,300	352,885
Lincoln Electric Holdings, Inc.	3,000	261,810
Masco Corp.	6,500	253,890
Nordson Corp.	2,500	364,875
Parker-Hannifin Corp.	1,500	271,620
PGT Innovations, Inc.(b)	15,000	219,900
RBC Bearings, Inc.(b)	500	68,775
Rockwell Automation, Inc.	3,500	632,485
Sensata Technologies Holding PLC(a)(b)	4,500	224,730
SiteOne Landscape Supply, Inc.(b)	8,000	538,400
Spirit AeroSystems Holdings, Inc.—Class A	3,000	260,700
The Middleby Corp.(b)	2,000	264,260
TransDigm Group, Inc.(b)	1,500	723,780
Trex Co., Inc.(b)	2,000	138,540
United Rentals, Inc.(b)	2,500	352,300
United Technologies Corp.	1,500	213,915
Wabtec Corp.	500	37,035
Watsco, Inc.	1,500	237,705
Welbilt, Inc.(b)	7,500	126,225
Woodward, Inc.	3,500	381,150
Xylem, Inc.	3,000	250,200
		12,527,073
Commercial & Professional Services—3.9%
Cintas Corp.	3,000	651,420
Copart, Inc.(b)	7,000	471,240
CoStar Group, Inc.(b)	1,500	744,375
Equifax, Inc.	2,500	314,875
Robert Half International, Inc.	3,000	186,270
TransUnion	8,500	592,025
Verisk Analytics, Inc.	5,000	705,700
		3,665,905
Consumer Durables & Apparel—2.0%
Leggett & Platt, Inc.	500	19,680
Lululemon Athletica, Inc.(b)	5,500	969,925
NIKE, Inc.—Class B	8,000	702,640
Roku, Inc.(b)	3,000	190,770
		1,883,015
Consumer Services—1.5%
Domino’s Pizza, Inc.	1,000	270,580
Planet Fitness, Inc.—Class A(b)	6,500	492,050
Restaurant Brands International LP	37	2,430
Starbucks Corp.	4,000	310,720
Vail Resorts, Inc.	1,500	343,275
		1,419,055
Diversified Financials—1.8%
Cboe Global Markets, Inc.	1,500	152,415
FactSet Research Systems, Inc.	400	110,348
MarketAxess Holdings, Inc.	1,000	278,330
MSCI, Inc.	1,500	338,070
S&P Global, Inc.	3,500	772,310
SEI Investments Co.	500	27,225
		1,678,698
Health Care Equipment & Services—5.7%
ABIOMED, Inc.(b)	1,300	360,633
Align Technology, Inc.(b)	1,750	568,190
Boston Scientific Corp.(b)	1,000	37,120
DexCom, Inc.(b)	3,000	363,210
Glaukos Corp.(b)	4,000	288,520
IDEXX Laboratories, Inc.(b)	3,500	812,000

The Accompanying Footnotes are an Integral Part of these Financial Statements.

30	April 30, 2019

The Tocqueville Opportunity Fund

Schedule of Investments as of April 30, 2019

(Unaudited)

Common Stocks—99.1%	Shares	Value
Inogen, Inc.(b)	200	$17,460
Insulet Corp.(b)	4,500	388,125
Intuitive Surgical, Inc.(b)	1,500	765,945
iRhythm Technologies, Inc.(b)	5,000	381,550
Medidata Solutions, Inc.(b)	2,500	225,850
STAAR Surgical Co.(b)	1,500	48,720
Veeva Systems, Inc.—Class A(b)	7,000	979,090
WellCare Health Plans, Inc.(b)	500	129,175
		5,365,588
Materials—2.3%
Eagle Materials, Inc.	3,500	318,185
Ingevity Corp.(b)	1,500	172,515
Martin Marietta Materials, Inc.	2,000	443,800
Summit Materials, Inc.—Class A(b)	7,000	122,640
The Sherwin-Williams Co.	500	227,415
Vulcan Materials Co.	6,500	819,715
Worthington Industries, Inc.	500	20,065
		2,124,335
Media & Entertainment—2.6%
Discovery, Inc.—Class A(b)	7,500	231,750
Facebook, Inc.—Class A(b)	7,500	1,450,500
IAC/InterActiveCorp(b)	2,000	449,680
Live Nation Entertainment, Inc.(b)	2,000	130,680
Match Group, Inc.	2,500	151,000
Spotify Technology SA(a)(b)	500	67,885
		2,481,495
Pharmaceuticals, Biotechnology & Life Sciences—12.4%
ACADIA Pharmaceuticals, Inc.(b)	10,000	240,500
Acceleron Pharma, Inc.(b)	2,000	81,460
Aerie Pharmaceuticals, Inc.(b)	500	19,075
Agios Pharmaceuticals, Inc.(b)	2,000	111,840
Amarin Corp. PLC—ADR(a)(b)	50,000	935,000
Array BioPharma, Inc.(b)	5,000	113,050
Atara Biotherapeutics, Inc.(b)	7,500	252,000
Audentes Therapeutics, Inc.(b)	3,500	132,265
Bluebird Bio, Inc.(b)	4,500	638,235
Cellectis SA—ADR(a)(b)	2,500	49,350
CRISPR Therapeutics AG(a)(b)	500	20,095
Editas Medicine, Inc.(b)	500	12,375
Galapagos NV(a)(b)	4,000	457,839
Genfit(a)(b)	500	12,595
Genmab A/S(a)(b)	5,000	830,041
Global Blood Therapeutics, Inc.(b)	1,500	83,100
GW Pharmaceuticals PLC—ADR(a)(b)	4,000	677,240
Hua Medicine(a)(b)	22,000	19,771
Illumina, Inc.(b)	1,000	312,000
Immunomedics, Inc.(b)	10,000	160,200
Intellia Therapeutics, Inc.(b)	5,000	76,900
Intra-Cellular Therapies, Inc.(b)	12,500	164,625
Iovance Biotherapeutics, Inc.(b)	30,000	342,000
Madrigal Pharmaceuticals, Inc.(b)	500	53,040
Neurocrine Biosciences, Inc.(b)	5,500	397,320
Pacira BioSciences, Inc.(b)	2,500	99,550
PRA Health Sciences, Inc.(b)	500	48,410
REGENXBIO, Inc.(b)	9,000	453,600
Sage Therapeutics, Inc.(b)	16,500	2,775,795
Sarepta Therapeutics, Inc.(b)	9,500	1,110,930
Seattle Genetics, Inc.(b)	2,500	169,450
Viking Therapeutics, Inc.(b)	45,000	352,350
Voyager Therapeutics, Inc.(b)	12,000	253,200
Xencor, Inc.(b)	2,500	76,775
Zogenix, Inc.(b)	2,500	97,475
		11,629,451
Retailing—5.3%
Alibaba Group Holding Ltd.—ADR(a)(b)	300	55,671
Amazon.com, Inc.(b)	1,300	2,504,476
Etsy, Inc.(b)	2,000	135,080
Expedia Group, Inc.	2,000	259,680
Five Below, Inc.(b)	2,000	292,780
Pool Corp.	1,500	275,610
The Home Depot, Inc.	4,500	916,650
Ulta Beauty, Inc.(b)	700	244,286
Wayfair, Inc.—Class A(b)	1,800	291,870
		4,976,103

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	31

The Tocqueville Opportunity Fund

Schedule of Investments as of April 30, 2019

(Unaudited)

Common Stocks—99.1%	Shares	Value
Semiconductors & Semiconductor Equipment—0.6%
Advanced Micro Devices, Inc.(b)	1,500	$41,445
ams AG(a)	4,000	168,762
Micron Technology, Inc.(b)	1,000	42,060
NVIDIA Corp.	1,500	271,500
		523,767
Software & Services—47.1%
Adobe, Inc.(b)	4,500	1,301,625
ANSYS, Inc.(b)	1,500	293,700
Appian Corp.(b)	2,000	72,180
Aspen Technology, Inc.(b)	2,000	243,820
Atlassian Corp. PLC—Class A(a)(b)	3,500	385,525
Cadence Design Systems, Inc.(b)	5,000	346,900
Cloudera, Inc.(b)	1,500	16,695
Coupa Software, Inc.(b)	15,500	1,601,615
DocuSign, Inc.(b)	2,000	113,340
Dropbox, Inc.—Class A(b)	500	12,190
EPAM Systems, Inc.(b)	1,000	179,360
Euronet Worldwide, Inc.(b)	2,500	374,725
Fair Isaac Corp.(b)	1,500	419,625
Fidelity National Information Services, Inc.	1,500	173,895
Fiserv, Inc.(b)	4,000	348,960
Fortinet, Inc.(b)	4,500	420,390
Gartner, Inc.(b)	1,000	158,970
Global Payments, Inc.	3,500	511,245
GoDaddy, Inc.—Class A(b)	6,000	489,000
Guidewire Software, Inc.(b)	2,500	266,250
Mastercard, Inc.—Class A	1,000	254,240
MongoDB, Inc.(b)	2,500	352,300
New Relic, Inc.(b)	23,000	2,420,520
Nutanix, Inc.—Class A(b)	5,000	215,950
Okta, Inc.(b)	21,000	2,184,630
Palo Alto Networks, Inc.(b)	3,500	870,905
Paycom Software, Inc.(b)	10,500	2,126,565
Paylocity Holding Corp.(b)	17,500	1,689,625
PayPal Holdings, Inc.(b)	18,000	2,029,860
Pegasystems, Inc.	500	37,505
Proofpoint, Inc.(b)	2,000	250,840
PTC, Inc.(b)	500	45,235
RealPage, Inc.(b)	500	32,605
ServiceNow, Inc.(b)	17,000	4,615,670
Shopify, Inc.—Class A(a)(b)	19,000	4,627,070
Splunk, Inc.(b)	9,000	1,242,360
Square, Inc.—Class A(b)	8,500	618,970
SS&C Technologies Holdings, Inc.	2,000	135,320
Tableau Software, Inc.—Class A(b)	3,000	365,430
Talend SA—ADR(a)(b)	1,000	49,580
Tencent Holdings Ltd.(a)	3,000	148,379
The Trade Desk, Inc.—Class A(b)	2,000	442,960
Total System Services, Inc.	11,000	1,124,640
Twilio, Inc.—Class A(b)	20,000	2,742,800
Tyler Technologies, Inc.(b)	1,000	231,910
Upland Software, Inc.(b)	3,000	139,470
WEX, Inc.(b)	2,000	420,600
Wix.com Ltd.(a)(b)	3,500	469,560
Workday, Inc.—Class A(b)	19,500	4,009,785
Worldpay, Inc.—Class A(b)	3,000	351,630
Zendesk, Inc.(b)	16,000	1,404,480
Zscaler, Inc.(b)	13,000	888,030
		44,269,434
Technology Hardware & Equipment—0.2%
II-VI, Inc.(b)	500	19,920
Lumentum Holdings, Inc.(b)	3,000	185,910
Viavi Solutions, Inc.(b)	1,000	13,300
		219,130
Transportation—0.4%
Kansas City Southern	3,000	369,420
Knight-Swift Transportation Holdings, Inc.	500	16,675
		386,095
Total Common Stocks (Cost $61,066,466)		93,149,166
Real Estate Investment Trust (REIT)—0.0%
Real Estate—0.0%
Equinix, Inc.	1	455
Total Real Estate Investment Trust (Cost $297)		455

The Accompanying Footnotes are an Integral Part of these Financial Statements.

32	April 30, 2019

The Tocqueville Opportunity Fund

Schedule of Investments as of April 30, 2019

(Unaudited)

Exchange-Traded Fund (ETF)—0.5%		Shares	Value
Funds, Trusts, and Other Financial Vehicles—0.5%
Direxion Daily Financial Bull 3X Shares		6,500	$481,845
Total Exchange-Traded Fund (Cost $478,990)			481,845
Purchased Call Options—0.2%	Contracts	Notional Amount
Health Care Equipment & Services—0.0%
WellCare Health Plans, Inc. Expiration: May 2019, Exercise Price $270.00(b)	100	2,700,000	21,000
Media & Entertainment—0.1%
Alphabet, Inc. Expiration: May 2019, Exercise Price $1,275.00(b)	40	5,100,000	600
Netflix, Inc. Expiration: May 2019, Exercise Price $375.00(b)	75	2,812,500	72,000
			72,600
Pharmaceuticals, Biotechnology & Life Sciences—0.0%
Heron Therapeutics, Inc. Expiration: May 2019, Exercise Price $30.00(b)	250	750,000	12,500
Technology Hardware & Equipment—0.1%
Apple, Inc. Expiration: May 2019, Exercise Price $207.50(b)	150	3,112,500	$33,000
Total Purchased Call Options (Cost $291,534)			139,100
Short-Term Investment—0.8%		Shares
Money Market Fund—0.8%
STIT-Treasury Portfolio—Institutional Class, 2.319%(c)		746,755	746,755
Total Short-Term Investment (Cost $746,755)			746,755
Total Investments (Cost $62,584,042)—100.6%			94,517,321
Liabilities in Excess of Other Assets—(0.6)%			(531,559)
Total Net Assets—100.0%			$93,985,762

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)

Foreign issued Security. Foreign Concentration (including ADR’s) was as follows: Austria 0.2%; Belgium 0.5%; Canada 4.9%; Cayman Islands 0.2%; Denmark 0.9%; France 0.1%; Ireland 0.6%; Israel 0.5%; Jersey 0.0%; Luxembourg 0.1%; Switzerland 0.0%; United Kingdom 2.4%.

(b)	Non-income producing security.
(c)	Rate listed is the 7-day effective yield.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	33

The Tocqueville Gold Fund

Schedule of Investments as of April 30, 2019

(Unaudited)

Common Stocks—81.8%	Shares	Value
Gold Related Securities—71.4%
Australia—5.6%
Evolution Mining Ltd.	5,193,374	$11,678,813
Newcrest Mining Ltd.	654,300	11,535,835
Northern Star Resources Ltd.	3,187,500	18,403,165
West African Resources Ltd.(a)	27,400,000	5,311,799
		46,929,612
Canada—55.2%
Agnico Eagle Mines Ltd.	82,200	3,403,902
Agnico Eagle Mines Ltd.(b)	501,485	20,767,625
Alacer Gold Corp.(a)	3,000,000	7,949,541
Alamos Gold, Inc.—Class A	3,545,800	16,487,970
Almaden Minerals Ltd.—Class B(a)(c)	5,600,619	2,884,547
Argonaut Gold, Inc.(a)(c)	2,837,000	3,663,514
ATAC Resources Ltd.(a)(c)	9,784,891	1,570,316
B2Gold Corp.(a)	8,730,700	23,747,504
Barkerville Gold Mines Ltd.(a)(c)(d)(e) (Originally acquired 03/29/2019, Cost 4,579,639)	17,000,000	4,601,179
Barkerville Gold Mines Ltd.(a)(b)(c)	7,110,000	1,963,648
Corvus Gold, Inc.(a)(c)	3,226,901	4,001,357
Corvus Gold, Inc.(a)(b)(c)	17,279,330	21,152,572
Detour Gold Corp.(a)	4,591,140	40,781,194
East Asia Minerals Corp.(a)(c)	13,290,993	570,450
Falco Resources Ltd.(a)(c)	16,222,300	2,906,137
Franco-Nevada Corp.(a)	539,900	38,684,035
Gold Standard Ventures Corp.(a)	7,011,700	7,379,635
IAMGOLD Corp.(a)	5,059,000	15,328,770
International Tower Hill Mines Ltd.(a)(c)	5,738,836	2,641,586
International Tower Hill Mines Ltd.(a)(b)(c)	20,331,298	9,409,125
Jaguar Mining, Inc.(a)(c)	64,330,707	5,522,155
Kinross Gold Corp.(a)	4,234,167	$13,464,651
Novagold Resources, Inc.(a)	2,831,300	11,325,200
NuLegacy Gold Corp.(a)(c)	28,556,090	2,131,529
OceanaGold Corp.	4,431,459	12,541,029
OceanaGold Corp.(b)	2,404,400	6,748,185
Osisko Gold Royalties Ltd.	24,340	275,042
Osisko Gold Royalties Ltd.(b)	2,014,400	22,764,810
Osisko Mining, Inc.(a)	7,704,239	15,987,001
Pan American Silver Corp.	2,237,798	28,442,413
Premier Gold Mines Ltd.(a)(c)	8,630,160	10,822,325
Rockhaven Resources Ltd.(a)	4,631,500	362,997
SEMAFO, Inc.(a)(c)	10,563,000	28,620,449
Strategic Metals Ltd.(a)(c)	10,113,400	2,189,211
Torex Gold Resources, Inc.(a)(c)	2,093,400	20,016,761
Trifecta Gold Ltd.(a)(c)	2,325,199	82,442
Wesdome Gold Mines Ltd.(a)	2,482,700	7,838,935
Wheaton Precious Metals Corp.	1,602,375	34,739,490
Yamana Gold, Inc.	3,524,000	7,717,560
		461,486,792
Peru—1.6%
Cia de Minas Buenaventura SAA— ADR	798,100	12,937,201
South Africa—2.3%
AngloGold Ashanti Ltd.— ADR	1,612,800	19,031,040
United Kingdom—2.0%
Fresnillo PLC	1,742,300	17,012,456
United States—4.7%
Contango ORE, Inc.(a)	263,200	6,619,480

The Accompanying Footnotes are an Integral Part of these Financial Statements.

34	April 30, 2019

The Tocqueville Gold Fund

Schedule of Investments as of April 30, 2019

(Unaudited)

Common Stocks—81.8%	Shares	Value
Electrum Ltd.(a)(d)(e) (Originally acquired 12/21/07, Cost $13,065,361)	2,127,287	$106,364
Newmont Goldcorp Corp.	502,700	15,613,862
Royal Gold, Inc.	198,700	17,298,822
		39,638,528
Total Gold Related Securities		597,035,629
Other Precious Metals Related Securities—9.5%
Canada—8.2%
Bear Creek Mining Corp.(a)(c)	7,413,200	7,746,869
Ivanhoe Mines Ltd.—Class A(a)	7,882,379	19,180,828
MAG Silver Corp.(a)(c)	2,773,600	27,264,488
MAG Silver Corp.(a)(c)	1,432,665	14,073,204
Nickel Creek Platinum Ltd.(a)(c)	12,379,201	462,014
		68,727,403
United States—1.3%
Sunshine Mining & Refining(a)(d)(e) (Originally acquired 03/15/11, Cost $21,353,108)	2,300,212	10,350,954
Total Other Precious Metals Related Securities		79,078,357
Other Securities—0.9%
United States—0.9%
Gold Bullion International LLC(a)(c)(d)(e) (Originally acquired 05/12/10, Cost $5,000,000)	5,000,000	6,893,000
I-Pulse, Inc.(a)(d)(e) (Originally acquired 10/09/07, Cost $175,524)	74,532	804,945
Total Other Securities		7,697,945
Total Common Stocks (Cost $919,894,804)		683,811,931
Gold Related Security—2.0%
Tocqueville Bullion Reserve LP(a)(c)(d)(e) (Originally acquired 11/28/11, Cost $25,000,000)	13,806	$16,882,835
Total Private Fund (Cost $25,000,000)		16,882,835
Gold Bullion—15.0%	Ounces
Gold Bullion(a)	97,849	125,594,459
Total Gold Bullion (Cost $44,489,086)		125,594,459
Warrants—0.1%	Shares
Gold Related Securities—0.1%
Canada—0.1%
Almaden Minerals Ltd. Expiration: 08/08/2019, Exercise Price: CAD $2.00(a)(c)(d)(e) (Originally acquired 02/03/17, Cost $0)	79,585	42
East Asia Minerals Corp. Expiration: 03/10/2020, Exercise Price: CAD $0.15(a)(c)(d)(e) (Originally acquired 03/04/15, Cost $0)	4,617,560	185,778
East Asia Minerals Corp. Expiration: 03/08/2022, Exercise Price: CAD $0.50(a)(c)(d)(e) (Originally acquired 03/03/17, Cost $0)	3,321,250	148,746
East Asia Minerals Corp. Expiration: 12/05/2019, Exercise Price: CAD $0.50(a)(c)(d)(e) (Originally acquired 12/05/14, Cost $0)	976,493	—

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	35

The Tocqueville Gold Fund

Schedule of Investments as of April 30, 2019

(Unaudited)

Warrants—0.1%	Shares	Value
Osisko Gold Royalties Ltd. Expiration: 02/18/2022, Exercise Price: CAD $36.50 (a)	274,000	$136,008
Total Gold Related Securities		470,574
Other Precious Metals Related Security—0.0%
Canada—0.0%
Nickel Creek Platinum Ltd. Expiration: 08/08/2022, Exercise Price: CAD $0.35(a)(c)(d)(e) (Originally acquired 08/04/17, Cost $0)	6,189,601	36,037
Total Warrants (Cost $1)		506,611
Short-Term Investment—0.9%
Money Market Fund—0.9%
STIT—Treasury Portfolio— Institutional Class, 2.319%(f)	7,793,357	7,793,357
Total Short-Term Investment (Cost $7,793,357)		7,793,357
Total Investments (Cost $997,177,248)—99.8%		834,589,193
Other Assets in Excess of Liabilities—0.2%		1,411,899
Total Net Assets—100.0%		$836,001,092

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Non-income producing security.
(b)	Denotes an issue that is traded on a foreign exchange when a company is listed more than once.
(c)	Affiliated company. See Footnote 8.
(d)	Denotes a security that is either fully or partially restricted to resale. The value of restricted securities as of April 30, 2019 was $40,009,880, which represented 4.8% of net assets.
(e)

Security is fair valued using procedures approved by the Board of Trustees which includes significant unobservable inputs and is deemed either a Level 2 or 3 security. See Footnote 2. The aggregate value of fair valued securities as of April 30, 2019 was $40,009,880, which represented 4.8% of net assets.

(f)	Rate listed is the 7-day effective yield.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

36	April 30, 2019

The Tocqueville Phoenix Fund

Schedule of Investments as of April 30, 2019

(Unaudited)

Common Stocks—89.4%	Shares	Value
Auto Components—3.7%
Garrett Motion, Inc.(a)	234,200	$4,402,960
Gentex Corp.	100,000	2,303,000
Visteon Corp.(a)	16,000	1,056,320
		7,762,280
Building Products—2.7%
Apogee Enterprises, Inc.	140,000	5,642,000
Chemicals—12.9%
Eastman Chemical Co.	110,000	8,676,800
GCP Applied Technologies, Inc.(a)	105,000	3,022,950
HB Fuller Co.	122,500	5,998,825
PolyOne Corp.	156,682	4,330,690
WR Grace & Co.	65,000	4,912,700
		26,941,965
Commercial Services & Supplies—1.3%
Team, Inc.(a)	160,000	2,704,000
Communications Equipment—2.7%
Lumentum Holdings, Inc.(a)	91,000	5,639,270
Construction & Engineering—1.1%
Aegion Corp.(a)	120,000	2,389,200
Construction Materials—3.9%
U.S. Concrete, Inc.(a)	175,000	8,247,750
Diversified Telecommunication Services—0.5%
CenturyLink, Inc.	85,000	970,700
Electrical Equipment—3.4%
Acuity Brands, Inc.	48,000	7,023,840
Electronic Equipment, Instruments & Components—16.8%
Avnet, Inc.	80,000	3,888,800
Fabrinet(a)(b)	75,000	4,539,000
Flex Ltd.(a)(b)	775,000	8,556,000
Plexus Corp.(a)	97,500	5,867,550
TTM Technologies, Inc.(a)	925,000	12,247,000
		35,098,350
Energy Equipment & Services—1.7%
McDermott International, Inc.(a)(b)	312,500	2,528,128
Solaris Oilfield Infrastructure, Inc.—Class A	60,000	1,019,400
		3,547,528
Food Products—0.5%
Landec Corp.(a)	90,000	945,900
Health Care Providers & Services—0.8%
Cross Country Healthcare, Inc.(a)	225,000	1,586,250
Household Durables—3.9%
Mohawk Industries, Inc.(a)	38,800	5,286,500
Newell Brands, Inc.	205,000	2,947,900
		8,234,400
Insurance—2.2%
Loews Corp.	90,000	4,616,100
Interactive Media & Services—2.2%
Cars.com, Inc.(a)	222,200	4,623,982
Machinery—9.1%
Crane Co.	72,500	6,166,125
Harsco Corp.(a)	330,000	7,471,200
REV Group, Inc.	245,000	3,109,050
Stanley Black & Decker, Inc.	15,300	2,242,980
		18,989,355
Media—2.9%
TEGNA, Inc.	375,000	5,970,000
Metals & mining—2.0%
Commercial Metals Co.	245,000	4,236,050
Paper & Forest Products—1.0%
Louisiana-Pacific Corp.	82,000	2,054,100
Professional Services—2.2%
TrueBlue, Inc.(a)	190,000	4,590,400
Semiconductors & Semiconductor Equipment—0.8%
ams AG(b)	38,000	1,603,239
Specialty Retail—0.7%
Tile Shop Holdings, Inc.	300,000	1,458,000
Technology Hardware, Storage & Peripherals—0.9%
Hewlett Packard Enterprise Co.	125,000	1,976,250
Textiles, Apparel & Luxury Goods—3.4%
PVH Corp.	55,100	7,107,349

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	37

The Tocqueville Phoenix Fund

Schedule of Investments as of April 30, 2019

(Unaudited)

Common Stocks—89.4%	Shares	Value
Trading Companies & Distributors—6.1%
Rush Enterprises, Inc.—Class A	124,400	$5,275,804
WESCO International, Inc.(a)	129,100	7,389,684
		12,665,488
Total Common Stocks (Cost $150,910,307)		186,623,746
Short-Term Investments—11.3%
Money Market Fund—5.0%
STIT-Treasury Portfolio—Institutional Class, 2.319%(c)	10,400,000	10,400,000
Money Market Deposit Account—6.3%
U.S. Bank Money Market Deposit Account, 0.300%	13,220,798	13,220,798
Total Short-Term Investments (Cost $23,620,798)		23,620,798
Total Investments (Cost $174,531,105)—100.7%		210,244,544
Liabilities in Excess of Other Assets—(0.7)%		(1,480,800)
Total Net Assets—100.0%		$208,763,744

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration was as follows: Austria 0.8%; Cayman Islands 2.2%; Panama 1.2%; Singapore 4.1%.
(c)	Rate listed is the 7-day effective yield.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

38	April 30, 2019

The Tocqueville Select Fund

Schedule of Investments as of April 30, 2019

(Unaudited)

Common Stocks—93.6%	Shares	Value
Chemicals—8.7%
Eastman Chemical Co.	21,500	$1,695,920
WR Grace & Co.	24,200	1,829,036
		3,524,956
Commercial Services & Supplies—3.2%
Team, Inc.(a)	76,100	1,286,090
Electrical Equipment—3.9%
Acuity Brands, Inc.	10,700	1,565,731
Electronic Equipment, Instruments & Components—13.4%
Fabrinet(a)(b)	29,600	1,791,392
Flex Ltd.(a)(b)	161,500	1,782,960
TTM Technologies, Inc.(a)	138,100	1,828,444
		5,402,796
Energy Equipment & Services—4.5%
Solaris Oilfield Infrastructure, Inc.—Class A	107,000	1,817,930
Health Care Providers & Services—2.8%
Cross Country Healthcare, Inc.(a)	160,000	1,128,000
Household Durables—6.3%
Mohawk Industries, Inc.(a)	11,000	1,498,750
Newell Brands, Inc.	73,100	1,051,178
		2,549,928
Interactive Media & Services—3.4%
Cars.com, Inc.(a)	65,733	1,367,903
IT Services—7.2%
EPAM Systems, Inc.(a)	16,300	2,923,568
Machinery—10.1%
Harsco Corp.(a)	84,200	1,906,288
Stanley Black & Decker, Inc.	14,650	2,147,690
		4,053,978
Media—5.4%
TEGNA, Inc.	136,000	2,165,120
Professional Services—4.8%
ICF International, Inc.	24,800	1,931,176
Software—6.2%
j2 Global, Inc.	28,400	2,488,408

Common Stocks—93.6%	Shares	Value
Specialty Retail—3.5%
Tile Shop Holdings, Inc.	294,000	$1,428,840
Textiles, Apparel & Luxury Goods—4.5%
PVH Corp.	14,000	1,805,860
Trading Companies & Distributors—5.7%
WESCO International, Inc.(a)	40,300	2,306,772
Total Common Stocks (Cost $28,795,644)		37,747,056
Short-Term Investments—6.5%
Money Market Fund—5.0%
STIT-Treasury Portfolio—Institutional Class, 2.319%(c)	2,000,000	2,000,000
Money Market Deposit Account—1.5%
U.S. Bank Money Market Deposit Account, 0.300%	603,765	603,765
Total Short-Term Investments (Cost $2,603,765)		2,603,765
Total Investments (Cost $31,399,409)—100.1%		40,350,821
Liabilities in Excess of Other Assets—(0.1)%		(37,286)
Total Net Assets—100.0%		$40,313,535

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration was as follows: Cayman Islands 4.4%; Singapore 4.4%.
(c)	Rate listed is the 7-day effective yield.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	39

Percent of Total Investments

The Tocqueville Fund

Allocation of Portfolio Holdings

April 30, 2019

(Unaudited)

The Tocqueville Opportunity Fund

Allocation of Portfolio Holdings

April 30, 2019

(Unaudited)

40	April 30, 2019

Percent of Total Investments

The Tocqueville Gold Fund

Allocation of Portfolio Holdings

April 30, 2019

(Unaudited)

The Tocqueville Phoenix Fund

Allocation of Portfolio Holdings

April 30, 2019

(Unaudited)

Semi-Annual Report	41

Percent of Total Investments

The Tocqueville Select Fund

Allocation of Portfolio Holdings

April 30, 2019

(Unaudited)

42	April 30, 2019

The Toqueville Trust

Statements of Assets & Liabilities

April 30, 2019

(Unaudited)

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville Gold Fund	The Tocqueville Phoenix Fund	The Tocqueville Select Fund
Assets:
Investments, at value (1)
Unaffiliated issuers	$280,594,173	$94,517,321	$636,146,877	$210,244,544	$40,350,821
Affiliated issuers	—	—	198,442,316	—	—
Foreign currencies, at value (2)	—	—	895,017	—	—
Receivable for investments sold	2,581,271	812,986	—	—	—
Receivable for Fund shares sold	17,443	113,016	1,914,639	28,322	2,181
Dividends, interest and other receivables	307,586	8,795	808,045	60,458	4,219
Other assets	18,096	15,969	49,941	21,978	10,644

Total Assets	283,518,569	95,468,087	838,256,835	210,355,302	40,367,865

Liabilities:
Payable for investments purchased	1,067,320	1,346,544	—	1,036,298	—
Payable for loans outstanding	237,000	—	—	—	—
Payable for foreign currencies purchased	—	—	—	—	—
Payable for Fund shares redeemed	117,713	45,835	1,143,014	294,386	10,000
Payable to Adviser (see Note 10)	152,985	31,035	642,427	109,432	16,751
Payable to Administrator	39,615	12,234	105,796	26,776	1,802
Payable to Trustees	13,708	5,828	35,658	14,108	2,067
Accrued distribution fee	42,777	12,596	38,016	23,541	5,502
Accrued expenses and other liabilities	57,185	28,253	290,832	87,017	18,208

Total Liabilities	1,728,303	1,482,325	2,255,743	1,591,558	54,330

Net Assets	$281,790,266	$93,985,762	$836,001,092	$208,763,744	$40,313,535

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	43

The Toqueville Trust

Statements of Assets & Liabilities

April 30, 2019

(Unaudited)

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville Gold Fund	The Tocqueville Phoenix Fund	The Tocqueville Select Fund
Net assets consist of:
Paid in capital	$124,316,081	$60,869,321	$1,433,950,890	$171,298,848	$33,261,197
Total distributable earnings	157,474,185	33,116,441	(597,949,798)	37,464,896	7,052,338

Net assets	$281,790,266	$93,985,762	$836,001,092	$208,763,744	$40,313,535

Investor Class
Net assets	$281,790,266	$93,985,762	$835,981,000	$208,763,744	$40,313,535
Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	7,682,086	3,310,454	27,361,453	9,995,300	3,325,670
Net asset value, offering and redemption price per share	$36.68	$28.39	$30.55	$20.89	$12.12

Institutional Class
Net assets	$—	$—	$20,092	$—	$—
Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	—	—	657	—	—
Net asset value, offering and redemption price per share	$—	$—	$30.57	$—	$—

(1) Cost of investments
Unaffiliated issuers	$139,277,005	$62,584,042	$603,597,165	$174,531,105	$31,399,409
Affiliated issuers	$—	$—	$393,580,083	$—	$—
(2) Cost of foreign currencies	$—	$—	$895,017	$—	$—

The Accompanying Notes are an Integral Part of these Financial Statements.

44	April 30, 2019

The Tocqueville Trust

Statements of Operations

(Unaudited)

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville Gold Fund	The Tocqueville Phoenix Fund	The Tocqueville Select Fund
Investment Income:
Dividends*	$3,247,463	$92,225	$3,084,413	$1,105,860	$191,350
Interest	31,939	759	163,270	133,903	20,129

Total investment income	3,279,402	92,984	3,247,683	1,239,763	211,479

Expenses:
Investment Adviser’s fee (See Note 4)	991,321	307,400	3,835,966	845,873	154,133
Distribution (12b-1) fees—Investor Class Only (See Note 4)	330,441	102,467	1,072,034	264,336	48,167
Administration fees (See Note 4)	198,264	61,480	597,129	158,601	28,900
Transfer agent and shareholder services fees	35,169	13,870	321,986	59,596	7,902
Legal fees	30,531	8,766	114,668	29,646	4,489
Trustee fees and expenses	29,731	9,787	91,808	26,294	4,569
Other expenses (See Note 10)	22,694	23,052	47,657	15,119	6,148
Fund accounting fees	15,962	10,803	50,038	14,912	2,790
Blue sky fees	13,531	12,233	20,003	12,450	12,489
Audit fees	13,133	5,536	43,375	10,896	4,101
Printing and mailing expense	8,908	3,165	54,629	20,425	1,598
Custody fees	6,971	8,428	87,590	14,425	1,144
Insurance expense	3,713	1,011	13,091	3,762	543
Registration fees	1,686	1,249	3,434	1,342	530
Interest expense	1,348	5,533	23,883	—	—

Total expenses before waiver	1,703,403	574,780	6,377,291	1,477,677	277,503
Less: Fees waived (See Note 4)	(49,853)	(56,913)	—	(158,362)	(36,670)

Net expenses	1,653,550	517,867	6,377,291	1,319,315	240,833

Net Investment Income (Loss)	1,625,852	(424,883)	(3,129,608)	(79,552)	(29,354)

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	45

The Tocqueville Trust

Statements of Operations

(Unaudited)

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville Gold Fund	The Tocqueville Phoenix Fund	The Tocqueville Select Fund
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	$14,951,183	$3,349,669	$(33,295,334)	$1,967,031	$2,410,279
Affililiated issuers	—	—	(366,326)	—	—
Foreign currency translation	—	(4,813)	(137,082)	(674)	—
Written Option	—	4,761	—	—	—

	14,951,183	3,349,617	(33,798,742)	1,966,357	2,410,279
Net change in unrealized appreciation (depreciation) on:
Investments	12,872,077	11,582,600	71,897,337	19,289,772	1,654,351
Foreign currency translation	(33)	4,041	6,467,483	(14,814)	—

	12,872,044	11,586,641	78,364,820	19,274,958	1,654,351
Net gain on investments and foreign currency	27,823,227	14,936,258	44,566,078	21,241,315	4,064,630

Net Increase in Net Assets Resulting from Operations	$29,449,079	$14,511,375	$41,436,470	$21,161,763	$4,035,276

* Net of foreign taxes withheld of:	$5,460	$58	$194,247	$—	$—

The Accompanying Notes are an Integral Part of these Financial Statements.

46	April 30, 2019

The Tocqueville Trust

Statements of Changes in Net Assets

	The Tocqueville Fund		The Tocqueville Opportunity Fund
	For the Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$1,625,852	$2,674,174	$(424,883)	$(928,400)
Net realized gain on sale of investments and foreign currency	14,951,183	21,495,197	3,349,617	9,080,674
Net change in unrealized appreciation (depreciation)	12,872,044	(17,842,653)	11,586,641	(4,554,160)

Net increase in net assets resulting from operations	29,449,079	6,326,718	14,511,375	3,598,114

Net dividends and distributions to shareholders	(21,894,505)	(26,828,335)	(7,593,052)	(2,589,302)

Total dividends and distributions	(21,894,505)	(26,828,335)	(7,593,052)	(2,589,302)
Fund share transactions:
Shares sold	5,892,020	14,681,016	5,739,061	16,112,469
Shares issued to holders in reinvestment of dividends	20,884,877	25,480,630	7,252,927	2,468,524
Shares redeemed	(24,584,679)	(41,253,735)	(8,030,306)	(15,257,530)

Net increase (decrease)	2,192,218	(1,092,089)	4,961,682	3,323,463

Net increase (decrease) in net assets	9,746,792	(21,593,706)	11,880,005	4,332,275
Net Assets:
Beginning of period	272,043,474	293,637,180	82,105,757	77,773,482

End of period	$281,790,266	$272,043,474	$93,985,762	$82,105,757

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	47

The Tocqueville Trust

Statements of Changes in Net Assets

	The Tocqueville Gold Fund		The Tocqueville Phoenix Fund		The Tocqueville Select Fund
	For the Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Period Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Operations:
Net investment loss	$(3,129,608)	$(8,974,770)	$(79,552)	$(1,507,510)	$(29,354)	$(173,063)
Net realized gain (loss) on sale of investments and foreign currency	(33,798,742)	5,535,322	1,966,357	21,617,558	2,410,279	(4,128,184)
Net change in unrealized appreciation (depreciation)	78,364,820	(191,416,194)	19,274,958	(48,172,817)	1,654,351	1,590,296

Net increase (decrease) in net assets resulting from operations	41,436,470	(194,855,642)	21,161,763	(28,062,769)	4,035,276	(2,710,951)

Net dividends and distributions to shareholders—Investor Class	—	—	(14,885,322)	(51,947,188)	—	(903,727)
Net dividends and distributions to shareholders—Institutional Class	—	—	—	—	—	—

Total dividends and distributions	—	—	(14,885,322)	(51,947,188)	—	(903,727)
Fund share transactions:
Shares sold—Investor Class	128,600,850	213,886,198	3,930,128	14,347,640	1,066,823	2,787,932
Shares sold—Institutional Class	19,893	—	—	—	—	—
Shares issued to holders in reinvestment of dividends—Investor Class	—	—	13,333,981	50,048,422	—	890,838
Shares issued to holders in reinvestment of dividends—Institutional Class	—	—	—	—	—	—
Shares redeemed—Investor Class*	(193,450,450)	(312,923,463)	(51,895,599)	(120,620,354)	(4,013,168)	(10,292,016)
Shares redeemed—Institutional Class*	—	—	—	—	—	—

Net decrease	(64,829,707)	(99,037,265)	(34,631,490)	(56,224,292)	(2,946,345)	(6,613,246)

Net increase (decrease) in net assets	(23,393,237)	(293,892,907)	(28,355,049)	(136,234,249)	1,088,931	(10,227,924)
Net Assets:
Beginning of period	859,394,329	1,153,287,236	237,118,793	373,353,042	39,224,604	49,452,528

End of period**	$836,001,092	$859,394,329	$208,763,744	$237,118,793	$40,313,535	$39,224,604

* Net of redemption fees of:	$149,035	$67,378	$—	$—	$—	$—

The Accompanying Notes are an Integral Part of these Financial Statements.

48	April 30, 2019

The Tocqueville Trust

Notes to Financial Statements

(Unaudited)

1.    ORGANIZATION

The Tocqueville Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940 and organized on September 17, 1986, consisting of five separate funds (each, a “Fund” or, collectively, the “Funds”). Each Fund is an open-end management investment company with a different investment objective. The Tocqueville Fund, The Tocqueville Opportunity Fund (the “Opportunity Fund”), The Tocqueville Phoenix Fund and The Tocqueville Select Fund (the “Select Fund”) are classified as diversified investment companies. The Tocqueville Gold Fund (the “Gold Fund”) is classified as a non-diversified investment company. The Tocqueville Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in securities of United States issuers. The Opportunity Fund’s investment objective is to achieve long-term capital appreciation which it seeks to achieve by investing in the common stocks of small and mid-cap companies which have the potential to deliver superior long term earnings growth. The Gold Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing in gold, securities of companies located throughout the world that are engaged in mining or processing gold (“gold related securities”), other precious metals and securities of companies located throughout the world that are engaged in mining or processing such other precious metals (“other precious metal securities”). The Tocqueville Phoenix Fund’s investment objectives are to seek long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital which it seeks to achieve by investing primarily in the equity securities of domestic companies. The Tocqueville Select Fund’s investment objective is to achieve long-term capital appreciation by investing in a focused group of common stocks issued primarily by small and mid-sized U.S. companies. Current income is a secondary objective for The Tocqueville Select Fund.

Effective April 8, 2019, The Tocqueville Gold Fund issued Institutional class shares, and renamed the existing class as Investor class.

The Tocqueville Phoenix Fund (formerly known as The Delafield Fund), a series of the Trust, commenced operations on September 28, 2009 as successor to Delafield Fund, Inc. The predecessor Delafield Fund, Inc. commenced operations on November 19, 1993. The Delafield Fund changed its name to The Tocqueville Phoenix Fund on February 15, 2019.

The Tocqueville Select Fund, a series of the Trust, commenced operations on September 28, 2009 as successor to the Delafield Select Fund, a series of Natixis Funds Trust II. The predecessor Delafield Select Fund commenced operations on September 29, 2008 for Class A and Class C shares and on September 26, 2008 for Class Y shares. Prior to September 29, 2008, the predecessor Delafield Select Fund operated as a Delaware

Semi-Annual Report	49

limited partnership using substantially the same investment objectives and investment policies as the predecessor fund. The limited partnership was incepted in July 1998.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting principles followed by the Trust in the preparation of its financial statements.

a)  Security valuation and security transactions

Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation National Market (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). If there is no NASDAQ Official Closing Price for a NASDAQ-listed security or sale price available for an over-the-counter security, the mean of the latest bid and asked quotations from NASDAQ will be used. Investments in gold will be valued at the spot price of gold determined based on the mean of the last bid and asked price at the close of the New York Commodity Exchange. When market quotations for securities are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures approved by the Trustees. Money market funds are valued at market price. Money market deposit accounts are reflected at cost as this is a cash instrument. Fixed income securities are valued at market price. Fixed Income securities, such as corporate bonds, convertible bonds and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations.

Trading in securities on foreign securities exchanges normally is completed before the calculation of the Funds’ net asset value. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the New York Stock Exchange (“NYSE”), or may take place on days on which there is no regular trading on the NYSE. Similarly, the Funds may hold securities traded in domestic markets where the market may close early on a given day prior to calculation of the Funds’ net asset value. Events affecting the value of such securities held by the Funds that occur between the close of trading in the security and the close of trading on the NYSE normally will not be reflected in the Funds’ calculation of the net asset value. However, significant events will be closely monitored, and where it is determined that an adjustment should be made to the security’s value because significant interim events may materially affect the value of the security, the security will be priced at its fair value in accordance with the procedures approved by the Trustees.

Investment and shareholder transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual

50	April 30, 2019

basis and includes, where applicable, the amortization of premiums and accretion of discounts. Net realized gains and losses from sales of securities are determined on the specific identification cost method.

b)  Restricted and illiquid securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and a prompt sale at the current valuation may be difficult.

c)  Fair Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 -	Quoted prices in active markets for identical securities.
Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

When using the market quotations or closing price provided by the pricing service for equity investments, including common stocks, preferred stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds and real estate investment trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation and when the market is considered active, the security will be classified as a Level 1 security. When using the mean between the latest bid and ask price, the security will be classified as Level 2. Gold bullion is valued at the mean of the closing bid and ask prices from the New York Mercantile Exchange and is classified as a Level 2.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, commercial paper, money market deposit accounts and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations and are classified as Level 2. Warrants and rights for which the underlying security is registered and equities which are subject to a required holding period, but have

Semi-Annual Report	51

a comparable public issue, are valued in good faith by the adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees. These securities will generally be classified as Level 2 securities. If the warrant or right is exchange traded and the official closing price of the exchange is used, these instruments are classified as Level 1 securities. Options can diverge from the prices of their underlying instruments. These are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1. If there is no composite last price on a given day the mean between the latest bid and ask price will be used. These contracts are classified as Level 2.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 securities. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day.

For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions).

In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Funds or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

52	April 30, 2019

The following is a summary of the inputs used, as of April 30, 2019, involving the Funds’ assets and liabilities carried at fair value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
The Tocqueville Fund*
Assets
Common Stocks	$271,009,101	$—	$—	$271,009,101
Preferred Stock	—	—	1,600	1,600
Real Estate Investment Trust (REIT)	6,700,000	—	—	6,700,000
Exchange-Traded Fund (ETF)	2,883,000	—	—	2,883,000
Money Market Fund	472	—	—	472

Total Assets	$280,592,573	$—	$1,600	$280,594,173

The Tocqueville Opportunity Fund*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Automobiles & Components	$22	$—	$—	$22
Capital Goods	12,527,073	—	—	12,527,073
Commercial & Professional Services	3,665,905	—	—	3,665,905
Consumer Durables & Apparel	1,883,015	—	—	1,883,015
Consumer Services	1,416,625	2,430	—	1,419,055
Diversified Financials	1,678,698	—	—	1,678,698
Health Care Equipment & Services	5,365,588	—	—	5,365,588
Materials	2,124,335	—	—	2,124,335
Media & Entertainment	2,481,495	—	—	2,481,495
Pharmaceuticals, Biotechnology & Life Sciences	11,629,451	—	—	11,629,451
Retailing	4,976,103	—	—	4,976,103
Semiconductors & Semiconductor Equipment	523,767	—	—	523,767
Software & Services	44,269,434	—	—	44,269,434
Technology Hardware & Equipment	219,130	—	—	219,130
Transportation	386,095	—	—	386,095

Total Common Stocks	93,146,736	2,430	—	93,149,166
Real Estate Investment Trust (REIT)	455	—	—	455
Exchange-Traded Fund (ETF)	481,845	—	—	481,845
Purchased Call Options	139,100	—	—	139,100
Money Market Fund	746,755	—	—	746,755

Total Assets	$94,514,891	$2,430	$—	$94,517,321

Semi-Annual Report	53

The Tocqueville Gold Fund*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Gold Related	$585,055,714	$11,873,551	$106,364	$597,035,629
Other Precious Metals Related	68,727,403	—	10,350,954	79,078,357
Other	—	—	7,697,945	7,697,945

Total Common Stocks	653,783,117	11,873,551	18,155,263	683,811,931
Private Fund ^	—	—	16,882,835	16,882,835
Gold Bullion	—	125,594,459	—	125,594,459
Warrants	—	506,611	—	506,611
Money Market Fund	7,793,357	—	—	7,793,357

Total Assets	$661,576,474	$137,974,621	$35,038,098	$834,589,193

The Tocqueville Phoenix Fund*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$186,623,746	$—	$—	$186,623,746
Money Market Fund	10,400,000	—	—	10,400,000
Money Market Deposit Account	—	13,220,798	—	13,220,798

Total Assets	$197,023,746	$13,220,798	$—	$210,244,544

The Tocqueville Select Fund*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$37,747,056	$—	$—	$37,747,056
Money Market Fund	2,000,000	—	—	2,000,000
Money Market Deposit Account	—	603,765	—	603,765

Total Assets	$39,747,056	$603,765	$—	$40,350,821

*	For further information regarding portfolio characteristics, please see the accompanying Schedules of Investments.
^

The Gold Fund currently invests in a private fund that primarily invests in physical gold and is subject to redemption restrictions. This private fund investment can only be disposed of with notice given 24 hours in advance of redemption. Due to the elapsed time, the investment of the Gold Fund is not subject to any redemption fees going forward.

54	April 30, 2019

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal period:

	The Tocqueville Fund	The Tocqueville Gold Fund
Beginning Balance—November 1, 2018	$1,600	$34,104,458
Purchases	—	—
Sales	—	—
Realized gains	—	—
Realized losses	—	—
Change in unrealized appreciation	—	933,640
Transfers in/(out) of Level 3	—	—

Ending Balance—April 30, 2019	$1,600	$35,038,098

Semi-Annual Report	55

As of April 30, 2019 the change in unrealized appreciation on positions still held for securities that were considered Level 3 was $933,640.

The following table summarizes quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement as of April 30, 2019.

Fund	Type of Security	Industry	Fair Value at 4/30/2019	Valuation Techniques	Unobservable Inputs	Range
The Tocqueville Fund	Preferred Stock	Health Care Equipment & Supplies	$ 1,600	Latest company valuation	Financing prices	$0.004
The Tocqueville Gold Fund	Common Stock	Gold Related	106,364	Latest company valuation	Financing prices	$0.05
		Other Precious Metals Related	10,350,954	Latest company financing price	Financing prices	$4.50
		Other	7,697,945	Latest company financing price	Financing prices	$1.38-$10.80
	Private Fund	Gold Related	16,882,835	Latest price change of comparable proxy investment	Adviser deemed comparable proxy investment	$1,153.57-$1,280.08

The significant unobservable inputs used in the fair value measurement of the Tocqueville Fund’s preferred stock and the Gold Fund’s common stocks are the most recent financing prices of the portfolio company, which approximate the companies’ value in the market place. The significant unobservable inputs used for the private fund is the latest price change of an Adviser deemed comparable proxy investment.

Significant changes in the companies’ ability to receive financing for new projects in the future would be an indication of the companies’ financial position and market value. Significant changes in the latest price change of the comparable proxy investment or a change in the adviser deemed comparable proxy investment could impact the value of the security.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee the valuation process. The Valuation Committee meets on an as needed basis to evaluate changes in the valuation of portfolio securities. The full findings and valuations are then reviewed quarterly by the Independent Trustees.

Derivative Instruments and Hedging Activities

The Funds’ Adviser may use derivative instruments, such as options, as a means to manage exposure to different types of risk, including market risk and exchange rate risk,

56	April 30, 2019

and to gain exposure to underlying securities. The Trust has adopted disclosure standards in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations and financial position.

In the Opportunity Fund, the Adviser used options to gain exposure to the underlying equity security and to earn premium income.

Balance Sheet—Values of Derivative Instruments as of April 30, 2019.

The Tocqueville Opportunity Fund

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Purchased Options	Investments, at Value	$139,100	Investments, at Value	$—

Total		$139,100		$—

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2019.

The Tocqueville Opportunity Fund

	Net Realized Loss on Investments	Net Change in Unrealized Appreciation on Investments
Purchased Options	$(218,904)	$410,365
Written Option	(4,761)	—

Total	$(223,665)	$410,365

Derivatives Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds. The measurement of risks associated with these instruments is meaningful only when all related offsetting transactions are considered. The Fund may enter into written call options to hedge against changes in the value of equities. The Fund’s option component of the overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Adviser (as defined below) writes (sells)

Semi-Annual Report	57

a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income. Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised. The use of options do not create leverage in the Funds.

The average monthly value of purchased options in the Opportunity Fund during the period ended April 30, 2019 was $305,017.

Transactions in options in the Opportunity Fund during the period ended April 30, 2019 were as follows:

	Notional Amount	Contracts
Outstanding, beginning of period:	$21,937,500	1,170
Options purchased	73,872,500	3,005
Options terminated in closing transactions	(47,560,000)	(1,815)
Options exercised	—	—
Options expired	(33,775,000)	(1,745)

Outstanding, end of period:	$14,475,000	615

e)  Foreign currency translation

Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange, in accordance with the Trust’s Portfolio Securities Valuation and Foreign Exchange Contracts Procedures. The Tocqueville Fund, The Tocqueville Opportunity Fund, and The Tocqueville Gold Fund, and The Tocqueville Phoenix Fund have engaged in transactions in securities denominated in foreign currencies and, as a result, entered into foreign exchange transactions. These Funds are exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their obligations. The value of foreign currencies are marked-to-market on a daily basis, which reflects the changes in the market value of the contract at the close of each day’s trading, resulting in daily unrealized gains and/or losses. When the transactions are settled or the contracts are closed, the Funds recognize a realized gain or loss.

The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are reflected as net realized and unrealized gain or loss on foreign currency translation.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and

58	April 30, 2019

foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal year, resulting from changes in the exchange rates.

f)  Dividends and distributions to shareholders

Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually by the Funds. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent differences between financial and tax reporting may result in reclassification to capital stock.

g)  Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets.

h)  Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

i)  Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against a Fund that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

j)  Subsequent events evaluation

The Board of Trustees approved a $135,000,000 umbrella line of credit (the “Line”) for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville Gold Fund, The Tocqueville Phoenix Fund, and the Tocqueville Select Fund on March 21, 2019. The Line is for temporary emergency and extraordinary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Line is secured by the Trust’s assets. The line is effective May 25, 2019 and has a one-year term. The interest rate is prime rate minus 0.50%.

Semi-Annual Report	59

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date financial statements were available to be issued. This evaluation did not result in any subsequent events, other than those noted above, that necessitated disclosure and/or adjustments.

3.    FEDERAL INCOME TAX

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2018, or for any other tax years which are open for exam. As of October 31, 2018, open tax years include the tax years ended October 31, 2015 through 2018. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as Regulated Investment Companies and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to Regulated Investment Companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2018, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Tocqueville Fund	$(255,910)	$(2,077,060)	$2,332,970
Opportunity Fund	914,313	(1,636,210)	721,897
Gold Fund	16,829,513	(2,321,521)	(14,507,992)
Phoenix Fund	2,127,124	(6,885,940)	4,758,816
Select Fund	38,440	36	(38,476)

The permanent differences primarily relate to net operating losses, foreign currency reclasses, the usage of tax equalization, Partnerships, and PFICs.

60	April 30, 2019

As of October 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Tocqueville Fund	Opportunity Fund	Gold Fund	Phoenix Fund	Select Fund
Tax cost of Investments	$142,247,183	$62,674,596	$1,113,608,673	$221,615,767	$32,057,578

Unrealized Appreciation	129,677,022	23,419,455	164,356,476	34,648,434	9,871,400
Unrealized Depreciation	(1,231,931)	(4,167,667)	(418,538,882)	(18,279,499)	(2,583,136)

Net unrealized appreciation (depreciation)	128,445,091	19,251,788	(254,182,406)	16,368,935	7,288,264

Undistributed operating income	2,114,645	—	—	49,879	—
Undistributed long-term gains	19,359,873	7,593,051	—	14,769,641	—

Distributable earnings	21,474,518	7,593,051	—	14,819,520	—

Other accumulated gain/(loss)	2	(646,721)	(385,203,862)	—	(4,271,202)

Total accumulated gain/(loss)	$149,919,611	$26,198,118	$(639,386,268)	$31,188,455	$3,017,062

Semi-Annual Report	61

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sale deferrals and passive foreign investment companies (PFIC’s).

The tax character of distributions paid during the years ended October 31, 2018 and 2017 was as follows:

	October 31, 2018
	Ordinary Income	Long Term Capital Gain	Total
Tocqueville Fund	$2,493,282	$24,335,053	$26,828,335
Opportunity Fund	—	2,589,302	2,589,302
Gold Fund	—	—	—
Phoenix Fund	2,432,967	49,514,221	51,947,188
Select Fund	—	903,727	903,727

	October 31, 2017
	Ordinary Income	Long Term Capital Gain	Total
Tocqueville Fund	$3,191,286	$12,245,533	$15,436,819
Opportunity Fund	—	—	—
Gold Fund	—	—	—
Phoenix Fund	—	71,259,512	71,259,512
Select Fund	—	3,023,170	3,023,170

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax years ended October 31, 2018 and 2017.

For the fiscal year ended October 31, 2018 the Opportunity Fund, Gold Fund, and Select Fund had late year losses of $646,060, $7,503,492 and $143,018, respectively.

At October 31, 2018 certain Funds had tax basis capital losses which may be carried forward to offset future capital gains as shown below.

	Capital Losses Expiring Indefinite Short Term	Capital Losses Expiring Indefinite Long Term
Gold Fund	$2,295,524	$375,404,846
Select Fund	737,776	3,390,408

To the extent that Funds listed above may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards

4.    INVESTMENT ADVISORY AND OTHER AGREEMENTS

Tocqueville Asset Management L.P. (“Tocqueville”) is the investment adviser (the “Adviser”) to the Trust under Investment Advisory Agreements approved by shareholders. For its services, Tocqueville receives fees from The Tocqueville Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $1 billion of the average daily

62	April 30, 2019

net assets of the Fund, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Opportunity Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $500 million of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $500 million. Tocqueville receives fees from The Tocqueville Gold Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Phoenix Fund, calculated daily and payable monthly, at an annual rate of 0.80% on the first $250 million of net assets of the Fund; 0.75% on the next $250 million of net assets of the Fund; 0.70% on the next $500 million of net assets of the Fund; and 0.65% on all net assets of the Fund over $1 billion. Tocqueville receives fees from The Tocqueville Select Fund, calculated daily and payable monthly, at an annual rate of 0.80% on all net assets of the Fund.

With respect to The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville Phoenix Fund and The Tocqueville Select Fund, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that The Tocqueville Fund’s total annual operating expenses do not exceed 1.25% of its average daily net assets (excluding taxes, interest expense, acquired fund fees and expenses, or extraordinary expenses such as litigation). The Expense Limitation Agreements will remain in effect until March 1, 2020 for each Fund. For the six months ended April 30, 2019, the Adviser waived $49,853, $56,913, $158,362, and $36,670 of the advisory fee for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville Phoenix Fund, and The Tocqueville Select Fund respectively. Such amounts are not subject to recoupment by the Adviser.

Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% on the first $400 million of the average daily net assets of each Fund; 0.13% on the next $600 million of the average daily net assets of each Fund; and 0.12% on all the average daily net assets of each Fund over $1 billion. For the six months ended April 30, 2019, the Adviser has made payments of $39,774, $12,398, $129,262, $31,730, $4,717, to U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration Agreement for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville Gold Fund, The Tocqueville Phoenix Fund and The Tocqueville Select Fund, respectively.

Tocqueville Securities, L.P. (the “Distributor”), an affiliate of Tocqueville, acts as distributor for shares of the Trust. The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville Gold Fund—Investor Class, The Tocqueville Phoenix Fund, and The Tocqueville Select Fund adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the plans, each Fund pays to the Distributor distribution and service fees of 0.25% per annum of its average daily net assets.

Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville

Semi-Annual Report	63

Opportunity Fund, The Tocqueville Gold Fund, The Tocqueville Phoenix Fund and The Tocqueville Select Fund for the six months ended April 30, 2019, were $1,575, $19,739, $0, $2,349, $2,407, respectively.

5.    CAPITAL SHARE TRANSACTIONS.

Transactions in capital shares for each Fund were as follows:

	For the Six Months Ended April 30, 2019 (unaudited)	For the Year Ended October 31, 2018
The Tocqueville Fund	Shares	Shares
Shares sold	177,473	400,145
Shares issued to holders in reinvestment dividends	638,291	705,639
Shares redeemed	(724,358)	(1,122,176)

Net increase (decrease)	91,406	(16,392)

The Tocqueville Opportunity Fund
Shares sold	236,598	566,780
Shares issued to holders in reinvestment dividends	310,884	97,416
Shares redeemed	(323,553)	(555,070)

Net increase	223,929	109,126

The Tocqueville Gold Fund—Investor Class
Shares sold	59,238,421	6,517,002
Shares issued to holders in reinvestment dividends	—	—
Shares redeemed	(61,499,771)	(9,256,841)

Net decrease	(2,261,350)	(2,739,839)

The Tocqueville Gold Fund—Institutional Class
Shares sold	657
Shares issued to holders in reinvestment dividends	—
Shares redeemed	—

Net increase	657

The Tocqueville Phoenix Fund
Shares sold	211,797	621,501
Shares issued to holders in reinvestment dividends	722,709	2,222,399
Shares redeemed	(2,678,795)	(5,243,871)

Net decrease	(1,744,289)	(2,399,971)

The Tocqueville Select Fund
Shares sold	94,920	233,208
Shares issued to holders in reinvestment dividends	—	76,796
Shares redeemed	(369,252)	(875,383)

Net decrease	(274,332)	(565,379)

64	April 30, 2019

6.    FUND SHARE TRANSACTIONS

Each Fund currently offers only one class of shares of beneficial interest with the exception of The Tocqueville Gold Fund. A redemption fee of 2.00% is imposed on redemptions of shares held 90 days or fewer for The Tocqueville Gold Fund. This fee is retained by the Fund and is credited to paid in capital. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege, as defined in the Trust’s Prospectus dated February 15, 2019. For a more detailed description of when the redemption fee does not apply, please see the Trust’s Prospectus.

7.    INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term instruments) for the period ended April 30, 2019 are summarized below.

	Tocqueville Fund	Opportunity Fund	Gold Fund	Phoenix Fund	Select Fund
Purchases:	$25,104,019	$78,544,999	$72,012,604	$47,884,527	$5,499,704

Sales:	$36,748,200	$81,240,018	$115,244,713	$39,373,733	$8,235,951

U.S. Government Security Purchases:	$—	$—	$—	$—	$—

U.S. Government Security Sales:	$—	$—	$—	$—	$—

Semi-Annual Report	65

8.    TRANSACTIONS WITH AFFILIATES (Unaudited)*

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from November 1, 2018 through April 30, 2019. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

	November 1, 2018		Additions		Reductions		April 30, 2019	Dividend Income	Realized Gain/(Loss)	Change in Gross Unrealized Appreciation/ (Depreciation)	April 30, 2019
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost	Share Balance				Value	Cost
The Tocqueville Gold Fund
Almaden Minerals Ltd.—Class B	5,607,319	$4,657,349	—	$—	(6,700)	$(7,992)	5,600,619	$—	$(2,536)	$38,725	$2,884,547	$4,649,357
Almaden Minerals Ltd. Warrant	740,741	—	—	—	(740,741)	—	—	—	—	—	—	—
Almaden Minerals Ltd. Warrant	79,585	—	—	—	—	—	79,585	—	—	(1,101)	42	—
Argonaut Gold, Inc.	2,837,000	12,710,613	—	—	—	—	2,837,000	—	—	883,515	3,663,514	12,710,613
ATAC Resources Ltd.	9,784,891	31,231,836	—	—	—	—	9,784,891	—	—	(1,179,815)	1,570,316	31,231,836
Barkerville Gold Mines Ltd.	7,110,000	4,926,516	—	—	—	—	7,110,000	—	—	(304,725)	1,963,648	4,926,516
Barkerville Gold Mines Ltd.	—	—	17,000,000	4,579,639	—	—	17,000,000	—	—	21,541	4,601,179	4,579,639
Bear Creek Mining Corp.	7,413,200	28,761,181	—	—	—	—	7,413,200	—	—	538,926	7,746,869	28,761,181
Corvus Gold, Inc.	3,226,901	2,212,904	—	—	—	—	3,226,901	—	—	(2,378,226)	4,001,357	2,212,904
Corvus Gold, Inc.	15,317,930	12,975,684	1,961,400	2,564,588	—	—	17,279,330	—	—	(11,315,985)	21,152,572	15,540,272
East Asia Minerals Corp.	13,290,993	22,796,021	—	—	—	—	13,290,993	—	—	(287,717)	570,450	22,796,021
East Asia Minerals Corp. Warrant	976,493	—	—	—	—	—	976,493	—	—	—	—	—
East Asia Minerals Corp. Warrant	3,321,250	—	—	—	—	—	3,321,250	—	—	(65,699)	148,746	—
East Asia Minerals Corp. Warrant	4,617,560	—	—	—	—	—	4,617,560	—	—	(106,053)	185,778	—
Falco Resources Ltd.	16,222,300	11,973,054	—	—	—	—	16,222,300	—	—	(1,098,760)	2,906,137	11,973,054
Gold Bullion International LLC	5,000,000	5,000,000	—	—	—	—	5,000,000	—	—	—	6,893,000	5,000,000
International Tower Hill Mines Ltd.	5,738,836	20,953,121	—	—	—	—	5,738,836	—	—	(84,361)	2,641,586	20,953,121
International Tower Hill Mines Ltd.	20,331,298	44,453,358	—	—	—	—	20,331,298	—	—	142,705	9,409,125	44,453,358
Jaguar Mining, Inc.	64,330,707	8,127,887	—	—	—	—	64,330,707	—	—	(4,495,540)	5,522,155	8,127,887
MAG Silver Corp.	2,661,600	29,536,706	324,000	2,935,632	(212,000)	(2,237,978)	2,773,600	—	(756,848)	7,536,394	27,264,488	30,234,360
MAG Silver Corp.	1,432,665	15,000,003	—	—	—	—	1,432,665	—	—	3,778,084	14,073,204	15,000,003
Nickel Creek Platinum	12,379,201	2,544,342	—	—	—	—	12,379,201	—	—	(619,385)	462,014	2,544,342
Nickel Creek Platinum Warrant	6,189,601	—	—	—	—	—	6,189,601	—	—	(157,204)	36,037	—
NuLegacy Gold Corp.	28,556,090	6,158,205	—	—	—	—	28,556,090	—	—	(1,556,067)	2,131,529	6,158,205
Premier Gold Mines Ltd.	8,630,160	15,782,521	—	—	—	—	8,630,160	—	—	(453,360)	10,822,325	15,782,521
SEMAFO, Inc.	11,300,000	43,116,829	—	—	(737,000)	(1,082,606)	10,563,000	—	393,058	5,069,055	28,620,449	42,034,223
Strategic Metals Ltd.	10,113,400	14,557,309	—	—	—	—	10,113,400	—	—	(461,192)	2,189,211	14,557,309

66	April 30, 2019

	November 1, 2018		Additions		Reductions		April 30, 2019	Dividend Income	Realized Gain/(Loss)	Change in Gross Unrealized Appreciation/ (Depreciation)	April 30, 2019
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost	Share Balance				Value	Cost
Tocqueville Bullion Reserve LP—Class G (a)	13,806	$25,000,000	—	$—	—	$—	13,806	$—	$—	$769,671	$16,882,835	$25,000,000
Torex Gold Resources, Inc.	1,678,100	20,058,180	415,300	4,295,181	—	—	2,093,400	—	—	437,734	20,016,761	24,353,361
Trifecta Gold Ltd.	2,325,199	—	—	—	—	—	2,325,199	—	—	(27,950)	82,442	—

		$382,533,619		$14,375,040		$(3,328,576)		$—	$(366,326)	$(5,376,790)	$198,442,316	$393,580,083

*	All affiliates listed are neither majority-owned subsidiaries or other controlled companies.
(a)

Tocqueville Bullion Reserve (“TBR”) is a Delaware Limited Partnership created for the purpose of owning physical gold. The General Partner of TBR is TERA Management LLC (“Tera”), a Delaware Limited Liability Company, which is equally owned and managed by Tocqueville Partners II LLC (“TP2”), a Delaware Limited Liability Company, and Eidesis Real Assets LLC (“Eidesis”), a Delaware Limited Liability Company. The Managing Member of TP2 is Robert Kleinschmidt, President of the Trust, who has a 51% participating percentage in TP2 and the sole Non-Managing Member is John Hathaway, co-portfolio manager of the Tocqueville Gold Fund, who has a 49% participating percentage.

Semi-Annual Report	67

9.    LINE OF CREDIT

The Tocqueville Trust has a $300,000,000 line of credit (the “Line”), which is uncommitted, with U.S. Bank NA. The Line is for temporary emergency or extraordinary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Line is secured by the Trust’s assets. The Line has a one year term and is reviewed annually by the Board of Trustees. The interest rate as of April 30, 2019 was 5.00%. During the period ended April 30, 2019, the Tocqueville Fund’s maximum borrowing was $820,000 and average borrowing was $64,585, the Opportunity Fund’s maximum borrowing was $2,037,000 and average borrowing was $209,463, and the Gold Fund’s maximum borrowing was $20,690,000 and average borrowing was $1,013,789. This borrowing resulted in interest expenses of $1,348, $5,533 and $23,883, respectively. The Tocqueville Phoenix Fund and The Select Fund did not use the Line.

10.    OTHER EXPENSES

Other expenses include reimbursement to the Adviser for compensation of the Trust’s Chief Compliance Officer. For the period ended April 30, 2019, reimbursement to the Adviser for compensation of the Trust’s Chief Compliance Officer from the Funds amounted to $11,169, $3,470, $36,557, $7,100, $1,679 for the Tocqueville Fund, Opportunity Fund, Gold Fund, Phoenix Fund, and Select Fund respectively.

68	April 30, 2019

ADDITIONAL INFORMATION (UNAUDITED)

1.    ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

Independent Trustees

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Charles W. Caulkins Year of Birth: 1956	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since 2003	Private Investor dba Plan B Partners from January 2012 – present.	5	None

Alexander Douglas Year of Birth: 1947	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since 2010	Retired. Formerly, President, CEO and owner of Spaulding Law Printing, Inc. from 1992 to November 2014.	5	None

Semi-Annual Report	69

ADDITIONAL INFORMATION (UNAUDITED)

Independent Trustees

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Charles F. Gauvin Year of Birth: 1956	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since February 2015	Chief Development Officer, Woods Hole Oceanographic Institution, from February 2016 – present; Executive Director, Maine Audubon, from August 2014 – January 2016; Chief Development Officer, Carnegie Endowment for International Peace, from September 2011 – May 2014.	5	Director, Bioqual, Inc., July 1992 – present.

James W. Gerard Year of Birth: 1961	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since 2001	Managing Director, Hycroft Advisors, from January 2010-present; Managing Director, deVisscher & Co., LLC from January 2013 to present; The Chart Group from January 2001 to present.	5	President, American Overseas Memorial Day Association, 1998 to present; Trustee, Salisbury School, 2005 to present; Director, American Friends of Bleraucourt, 1992 to present; President, Little Baby Face Foundation, March 2015 to present.

William J. Nolan III Year of Birth: 1947	Trustee; Chair of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since December 2006	Retired. Executive Vice President & Treasurer PaineWebber Inc. 1997 – 2001.	5	Trustee, Adirondack Museum, Blue Mt. Lake, NY 1996 to 2017 (Treasurer, 2000 to 2013; Executive Committee, 2000 – 2017).

70	April 30, 2019

ADDITIONAL INFORMATION (UNAUDITED)

Interested Trustees(2) and Officers

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Helen Balk Year of Birth:1972	Treasurer	Indefinite Term, Since 2014	Controller / Treasurer of Tocqueville Asset Management from January 2014 to present; Manager / Staff Accountant at Pegg & Pegg LLP from August 1995 to January 2014.	N/A	N/A

Robert W. Kleinschmidt Year of Birth: 1949	Chairman, President, and Trustee	Indefinite Term, Chairman Since 2016, and President and Trustee Since 1991	President and Chief Investment Officer of Tocqueville Asset Management; Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January 1994 to present.	5	President and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P.

Stephan Yevak Year of Birth: 1959	Anti-Money Laundering Compliance Officer	Indefinite Term, Since 2018	Deputy Chief Compliance Officer, Tocqueville Securities, L.P. from August 2011 to present; Deputy Chief Compliance Officer, Tocqueville Asset Management from August 2011 to present. Anti-Money Laundering Compliance Officer to both entities from March 2018 to present.	N/A	N/A

Cleo Kotis Year of Birth: 1975	Secretary	Indefinite Term, Since 2010	Director of Operations, the Delafield Group of Tocqueville Asset Management L.P., 2009 to present.	N/A	N/A

Semi-Annual Report	71

ADDITIONAL INFORMATION (UNAUDITED)

Interested Trustees(2) and Officers

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Thomas Pandick Year of Birth: 1947	Chief Compliance Officer	Indefinite Term, Since 2004	Chief Compliance Officer (October 2004 –present) Tocqueville Asset Management L.P.	N/A	N/A

(1)

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.

(2)	“Interested person” of the Trust as defined in the 1940 Act. Mr. Kleinschmidt is considered “interested person” because of his affiliation with the Advisor.

The Statement of Additional Information includes additional information about the Trustees and is available free of charge by calling the Funds toll free at 1-800-355-7307.

72	April 30, 2019

2.    PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that The Tocqueville Trust uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-355-7307. Information regarding how The Tocqueville Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling 1-800-355-7307 and it is also available on the SEC’s web site at http://www.sec.gov.

3.    SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Tocqueville Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-PORT. The Trust’s Form N-PORT will be available without charge, upon request on the SEC’s website (http://www.sec.gov). You can also obtain copies of Form N-PORT by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-1520; or (iii) sending your request electronically to publicinfosec.gov. Quarterly portfolio holdings are also available on the website of The Tocqueville Funds, www.tocquevillefunds.com.

4.    SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

For the fiscal year ended October 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Tocqueville Fund	100.00%
Opportunity Fund	0.00%
Gold Fund	0.00%
Phoenix Fund	100.00%
Select Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2018 was as follows:

Tocqueville Fund	100.00%
Opportunity Fund	0.00%
Gold Fund	0.00%
Phoenix Fund	100.00%
Select Fund	0.00%

Semi-Annual Report	73

For the year ended October 31, 2018, the funds designate the following percent of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c):

Tocqueville Fund	0.08%
Opportunity Fund	0.00%
Gold Fund	0.00%
Phoenix Fund	3.95%
Select Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows.

Tocqueville Fund	0.00%
Opportunity Fund	0.00%
Gold Fund	0.00%
Phoenix Fund	100.00%
Select Fund	0.00%

74	April 30, 2019

Investment Adviser

Tocqueville Asset Management L.P.

40 W. 57th St., 19th Floor

New York, NY 10019

(212) 698-0800

www.tocqueville.com

Distributor

Tocqueville Securities, L.P.

40 W. 57th St., 19th Floor

New York, NY 10019

(212) 698-0800

Shareholders’ Servicing and Transfer Agent

U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 River Center Drive, Suite 302

Milwaukee, WI 53212

Board of Trustees

Robert W. Kleinschmidt—Chairman

Charles W. Caulkins

Alexander Douglas

Charles F. Gauvin

James W. Gerard

William J. Nolan III

Independent Registered Public Accounting Firm

Grant Thornton LLP

171 North Clark St., Suite 200

Chicago, IL 60601

Tocqueville Funds

c/o US Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

www.tocquevillefunds.com

TQ-SEMI Tocqueville Semi-Annual Report 4/30/2019

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.	Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

1

Item 11.	Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Tocqueville Trust

By (Signature and Title)* /s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, President

Date 7/1/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, President

Date 7/1/2019

By (Signature and Title)* /s/ Helen Balk
Helen Balk, Treasurer

Date 7/1/2019

*	Print the name and title of each signing officer under his or her signature.

3